IGT PROFIT SHARING PLAN

   (As Amended and Restated Effective as of December 31, 1998)

                        TABLE OF CONTENTS




                            ARTICLE I
                      TITLE AND DEFINITIONS

1.1  Title                                                     2
1.2  Definitions                                               2

                           ARTICLE II
                          PARTICIPATION

2.1  Eligibility Requirements                                 17
2.2  Participation                                            17
2.3  Reemployment                                             18
2.4  Designation of Beneficiary                               18
2.5  Designation of Investments                               19

                           ARTICLE III
                          CONTRIBUTIONS

3.1  Discretionary Company Contributions                      21
3.2  Compensation Deferrals                                   22
3.3  Employer Matching Contributions                          24
3.4  Rollover Contributions                                   25
3.5  Section 402(g) Limit on Compensation Deferrals           26
3.6  Section 401(k) Limitations on Compensation Deferrals     27
3.7  Section 401(m) Limitations on Employer Matching
     Contributions                                            31
3.8  Investment Funds                                         35
3.9  Valuation of Accounts                                    38
3.10 Forfeitures                                              38
3.11 Notification of Participants                             39
3.12 Limitations on Contributions                             39

                           ARTICLE IV
                 LIMITATION ON ANNUAL ADDITIONS

4.1  Section 415 Limitations                                  41

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                        TABLE OF CONTENTS
                           (continued)

                            ARTICLE V
                             VESTING

5.1  Fully Vested Accounts                                    42
5.2  Company Contribution Account                             42

                           ARTICLE VI
DISTRIBUTIONS6.1  Distribution of Benefits                    45
6.2  Hardship Withdrawals from Compensation Deferral Accounts
     and Company Contribution Accounts                        47
6.3  Rollover Account Withdrawals                             49
6.4  Qualified Domestic Relations Orders                      50
6.5  Inability to Locate Participant                          50
6.6  Limitations on Distributions                             50
6.7  Direct Rollovers                                         52

                           ARTICLE VII
                          THE COMMITTEE

7.1  Members                                                  54
7.2  Committee Action                                         54
7.3  Rights and Duties                                        55
7.4  Procedure for Establishing Funding Policy - Transmittal
     of Information                                           59
7.5  Other Information                                        59
7.6  Compensation, Bonding, Expenses and Indemnity            59
7.7  Manner of Administering                                  61
7.8  Duty of Care                                             61
7.9  Committee Report                                         61
7.10 Section 404(c) Provisions                                61
7.11 Expenses of Plan and Trust                               63

                          ARTICLE VIII
                    AMENDMENT AND TERMINATION

8.1  Amendments                                               64
8.2  Discontinuance of Plan                                   65
8.3  Failure to Contribute                                    66
8.4  Plan Merger or Consolidation; Transfer of Plan Assets    66

                        TABLE OF CONTENTS
                           (continued)

                           ARTICLE IX
                          MISCELLANEOUS

9.1  Contributions Not Recoverable                            68
9.2  Limitation on Participant's Rights                       68
9.3  Receipt or Release                                       69
9.4  Alienation                                               69
9.5  Persons Under Incapacity                                 70
9.6  Governing Law                                            70
9.7  Headings, etc. Not Part of Plan                          71
9.8  Masculine Gender Includes Feminine and Neuter            71
9.9  Instruments in Counterparts                              71
9.10 Successors and Assigns; Reorganization of Company        71
9.11 Loans to Participants                                    71
9.12 Top-Heavy Plan Requirements                              74

                     IGT PROFIT-SHARING PLAN
   (As Amended and Restated Effective as of December 31, 1998)


     This amendment to and restatement of the IGT Profit Sharing

Plan (the "Plan") is adopted by International Game Technology, a

Nevada corporation, hereinafter sometimes called the "Company."

This amendment to and restatement of the Plan is effective as of

December 31, 1998, except as otherwise specified

herein.

     The Company desires to encourage loyalty,

efficiency, continuity of service and productivity of

its Employees.  In order to accomplish these

purposes, the Company maintains the Plan to provide

incentives and security for its Eligible Employees

and their Beneficiaries.  The Trust maintained

pursuant to the Plan (incorporated herein by this

reference) and its assets shall not be used for, or

diverted to, purposes other than the exclusive

benefit of Participants or their Beneficiaries, as

prescribed in Section 401(a) of the Code.

     It is also intended that the Plan constitute an

accident and health plan so that amounts distributed

on account of disability are excluded from income

under Section 105(c) of the Code to the extent

provided by law.

                      ARTICLE I

                TITLE AND DEFINITIONS

 .1   Title.

     The Plan shall be known as the IGT Profit

Sharing Plan.  It is intended that the Plan

constitute a profit sharing plan with a qualified

cash or deferred arrangement under Section 401(k) of

the Code.  Contributions may be made to the Plan

without regard to the current or accumulated profits

of the Company.





 .2   Definitions.

     Whenever the following terms are used in the

Plan, with the first letter capitalized, they shall

have the meanings specified below.


     "Account" or "Accounts" shall mean the accounts

maintained by the Committee for each Participant that are

credited with the amounts provided for herein.  The

following "Accounts" are maintained under the Plan:

Company Contributions Accounts, Compensation Deferral

Accounts, Employer Matching Contributions Accounts,

and Rollover Accounts.


     "Anniversary Date" shall mean the last day of

each Plan Year.


     "Approved Absence" shall mean a leave of absence

(without pay) granted to an Eligible Employee under

the Company's established leave policy.


     "Beneficiary" or "Beneficiaries" shall mean the

person or persons, including a trustee, personal

representative or other fiduciary, last designated in

writing by a Participant in accordance with the

provisions of Section 2.4 to receive the benefits

specified hereunder in the event of the Participant's death. If there is no valid Beneficiary designation in effect that complies with the provisions of

Section 2.4, or if there is no surviving designated

Beneficiary, then the Participant's surviving spouse

shall be the Beneficiary.  If there is no surviving

spouse to receive any benefits payable in accordance

with the preceding sentence, the duly appointed and

currently acting personal representative of the

Participant's estate (which shall include either the

Participant's probate estate or living trust) shall

be the Beneficiary.  In any case where there is no

such personal representative of the Participant's

estate duly appointed and acting in that capacity

within 90 days after the Participant's death (or such

extended period as the Committee determines is

reasonably necessary to allow such personal

representative to be appointed, but not to exceed 180

days after the Participant's death), then Beneficiary

or Beneficiaries shall mean the person or persons who

can verify by affidavit or court order to the

satisfaction of the Committee that they are legally

entitled to receive the benefits specified hereunder.

     In the event any amount is payable under the

Plan to a minor, payment shall not be made to the

minor, but instead shall be paid (a) to that person's

then living parent(s) to act as custodian, (b) if

that person's parents are then divorced, and one

parent is the sole custodial parent, to such

custodial parent, or (c) if no parent of that person

is then living, to a custodian selected by the

Committee to hold the funds for the minor under the

Uniform Transfers or Gifts to Minors Act in effect in

the jurisdiction in which the minor resides.  If no

parent is living and the Committee decides not to

select another custodian to hold the funds for the

minor, then payment shall be made to the duly

appointed and currently acting guardian of the estate

for the minor or, if no guardian of the estate for

the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court

having jurisdiction over the estate of the minor.


    "Board of Directors" and "Board" shall mean the Board

of Directors of the Company.


     "Break in Employment" shall mean any termination

of Employment by reason of resignation, discharge,

retirement, Disability or death.


     "Code" shall mean the Internal Revenue Code of 1986,

as amended from time to time.


     "Committee" shall mean the Committee appointed

pursuant to the provisions of the Plan.


     "Company" shall mean International Game

Technology, a Nevada corporation, any predecessor

corporation, or any successor corporation resulting

from merger, consolidation, or transfer of assets

substantially as a whole which shall expressly agree

in writing to continue the Plan and, where the

context so warrants, any Participating Affiliate.


     "Company Contributions" shall mean an amount

contributed to the Plan by the Company or by a

Participating Affiliate in accordance with Section

3.1.


     "Company Contributions Account" shall mean the

Account maintained by the Committee for each

Participant that is credited with payments to the

Plan by the Company and any Participating Affiliate

in accordance with Section 3.1 on behalf of such

Employee, together with the allocations thereto as

required by the Plan.

     "Compensation" shall mean a Participant's earned

income from salaries and wages, as defined below, and

commissions and bonuses, paid by the Company or a

Participating Affiliate to the Participant during the

Plan Year, subject to limitations imposed by

regulation or law.


     (a)  For purposes of this definition, "salaries

and wages" means base pay, plus overtime,

discretionary time off (which term includes vacation

and sick time), shift differentials and similar

amounts.


     (b)  For purposes of this definition,

"Compensation" will not include (1) any amounts paid

to an Eligible Employee prior to the date on which he

became a Participant pursuant to Section 2.1

or 2.3, as applicable; (2) severance payments, cash-

sharing payments, and any amounts from similar

incentive programs; (3) amounts from auto allowances,

move-related pay (including relocation or other

expenses paid or reimbursed by the Company or a

Participating Affiliate), housing allowances,

expatriate cost of living adjustments, attributed

pay, special awards, tuition reimbursement, dependent

subsidy, forms of imputed income, other non-recurring

pay, other cash or non-cash fringe benefits, welfare

benefits, and similar taxable and non-taxable

amounts; (4) contributions to a plan of deferred

compensation which are not includible in the

Participant's gross income for the taxable year in

which contributed, or any distributions from a plan

of deferred compensation; (5) amounts realized from

the exercise of a non-qualified stock option, or when

restricted stock (or property) held by the

Participant either becomes freely transferable or is

no longer subject to a substantial risk of

forfeiture; and (6) amounts realized from the sale,

exchange or other disposition of stock acquired under

an incentive stock option or other income related to

stock option activity.

     In addition, Compensation shall include any

amounts contributed to a plan qualifying under

Section 401(k) of the Code as salary reduction

contributions or to a cafeteria plan under Section

125 of the Code.


     Notwithstanding the foregoing, the maximum

amount of an Employee's Compensation which shall be

taken into account under the Plan for any Plan Year

("Maximum Compensation Limitation") shall be (a)

$200,000 for Plan Years beginning on or after January

1, 1989, and (b) $150,000 for Plan Years beginning on

or after January 1, 1994, such limitation adjusted at

the same time and in the same manner as under

Sections 401(a)(17) and 415(d) of the Code.  For any

Plan Year of fewer than twelve months, the

Maximum Compensation Limitation shall be reduced to

the amount obtained by multiplying such limitation by

a fraction having a numerator equal to the number of

months in the Plan Year and a denominator equal to

twelve.


     "Compensation Deferral Account" shall mean the

Account maintained by the Committee for each

Participant that is to be credited with Company

payments to the Plan attributable to the

Participant's Compensation Deferrals that are

credited to this Account in accordance with Section

3.2, together with the allocations thereto as

required by the Plan.


     "Compensation Deferrals" shall mean an amount

contributed to the Plan by the Company in lieu of

being paid to a Participant as salary or wages.

Compensation Deferrals shall be made under salary

reduction arrangements between each Participant and

the Company with respect to salary or wages not yet

paid or otherwise available to the Participant as of

the date of the Participant's election under the

arrangement.  Section 3.2 contains the provisions

under which Compensation Deferrals may be made.

     "Disability" shall mean the total and permanent

incapacity, as determined by the Committee based on

competent medical advice, of a Participant to render

substantial services to the Company by reason of a

mental or physical disability.


     "Effective Date" of the Plan shall mean the date

the Plan was originally effective, January 1, 1980.

The effective date of this amendment to and

restatement of the Plan shall be December 31, 1998,

except as otherwise provided herein.


     "Eligible Employee" shall mean any Employee of

the Company; except that there shall be excluded:


     (a)  all leased employees (as such term is defined in

Section 414(n) of the Code);


    (b)  those Employees covered by a collective

bargaining agreement between the Company and any collective

bargaining representative if retirement benefits were

the subject of good faith bargaining between such

representative and the Company, unless the Employee

is a member of a group of employees to whom the Plan

has been extended by such a collective bargaining

agreement; and


     (c)  Employees who are nonresident aliens and receive

no United States source income.


     For purposes of this definition of "Eligible

Employee" and notwithstanding any other provisions of

the Plan to the contrary, individuals who are not

classified by the Company, in its discretion, as

employees under Section 3121(d) of the Code

(including, but not limited to, individuals

classified by the Company as independent contractors

and non-employee consultants) and individuals who are classified by the Company, in its discretion, as employees of any entity other than the Company or a

Related Company do not meet the definition of

Eligible Employee and are ineligible for benefits

under the Plan, even if the classification by the

Company is determined to be erroneous, or is

retroactively revised.  In the event the

classification of an individual who is excluded from

the definition of Eligible Employee under the

preceding sentence is determined to be erroneous or

is retroactively revised, the individual shall

nonetheless continue to be excluded from the

definition of Eligible Employee and shall be

ineligible for benefits for all periods prior to the

date the Company determines its

classification of the individual is erroneous or

should be revised.  The foregoing sets forth a

clarification of the intention of the Company

regarding participation in the Plan for any Plan

Year, including Plan Years prior to the adoption of

the Plan restatement.


     "Eligibility Computation Period" shall mean

     (a)  The 12-consecutive month period commencing

with the first day that an Employee completes an Hour

of Service for the Company or a Related Company;

     (b)  The first 12-consecutive month period

coinciding with the Plan Year which includes the

first anniversary of the first day that an Employee

completes an Hour of Service for the Company or a

Related Company; and

     (c)  Succeeding 12-consecutive month periods

coinciding with the Plan Year.

     Notwithstanding  the  above, if an Employee

completes more than 500 Hours of Service during any such Eligibility Computation Period and then fails to complete more than 500 Hours of Service during  a

subsequent Eligibility Computation Period, then

future Eligibility Computation Periods shall be

measured from the  first day  that the Employee

completes an Hour of Service following the

Eligibility  Computation Period in which the

Employee  has  been credited  with not more than 500

Hours of Service.  In  addition, any reemployed

individual described in the preceding sentence who

terminates employment again shall measure Eligibility

Computation Periods  from the date of subsequent

reemployment if no Hours  of Service  are  performed

during an Eligibility Computation  Period ending

subsequent to the termination.


     "Employee" shall mean every person who renders

services to the Company or a Related Company in the

status of an "employee" (as such term is defined in

Section 3121(d) of the Code).


     "Employer  Matching  Contribution"  shall  mean

an   amount contributed  to  the  Plan by the Company

or by  a  Participating Affiliate in accordance with

Section 3.3.


     "Employer Matching Contributions Account" shall

mean the Account maintained for a Participant that is

credited with payments to the Plan by the Company and

any Participating Affiliate in accordance with

Section 3.3 on behalf of such Participant, together

with the allocations thereto as required by the Plan.


     "Employment" shall mean that period of actual

service to the Company or a Related Company as an

Employee following an Employee's date of employment,

or his most recent date of reemployment, whichever is

later. It shall also include the following period or periods of absence from actual service if the

Employee was in the service of the Company or a

Related Company on the day prior to such a period:

     (a)  Service in the Armed Forces of the United

States or the Public Health Service of the United

States as a result of which such Employee is entitled

to reemployment rights from the Company pursuant to

the provisions of Section 2021 et seq. of Title 38 of

the United States Code, provided that the Employee

returns to work within the time period specified in

such provisions.

    (b)  Approved Absences, vacation periods, and

temporary layoffs for lack of work.


     "ERISA" shall mean the Employee Retirement

Income Security Act of 1974, as amended from time to

time.

     "Fiduciary" shall mean all persons defined in

Section 3(21) of ERISA associated in any manner with

the control, management, operation, and

administration of the Plan or the assets of the Plan,

and such term shall be construed as including the

term "Named Fiduciary" with respect to those

Fiduciaries named in the Plan or who are identified

as Fiduciaries pursuant to procedures specified in

the Plan.

     "Highly Compensated Employee" shall mean

     (a)  Any Employee who performs services for the

Company or any Related Company who (1) was a 5% owner

of the Company or any Related Company at any time

during the Plan Year or the preceding Plan Year; or

(2) for the preceding Plan Year, received

compensation from the Company or a Related Company in

excess of $80,000 (as adjusted pursuant to Section

414(q)(1) of the Code) and for the preceding Plan

Year was a member of the "top-paid group" for such

year.

     (b)  Any former Employee who separated from

service (or was deemed to have separated) prior to

the current Plan Year, who performs no services for

the Company or any Related Company during the current

Plan Year, and who met the description in (a) above

for either the year of his separation or for any year

after he attained age 55.

     (c)  The top-paid group for a Plan Year shall

consist of the top 20% of Employees ranked on the

basis of compensation received during the year

excluding Employees described in Section 414(q)(5) of

the Code and Treasury Regulations thereunder.  For

purposes of this definition of "Highly Compensated

Employee," "compensation" means compensation within

the meaning of Section 415(c)(3) of the Code, but

including elective or salary reduction contributions

to a cafeteria plan, cash or deferred arrangement or

tax-sheltered annuity.

     (d)  This definition of "Highly Compensated

Employee" shall be effective for Plan Years beginning

on or after January 1, 1997, except that for purposes

of determining if an Employee was a Highly

Compensated Employee in 1997, this definition will be

treated as having been in effect in 1996.


     "Hour of Service" shall mean an hour (a) for

which an Employee is paid, or entitled to payment,

for the performance of duties for the Company or a

Related Company; (b) for which the Employee is paid

or entitled to payment by the Company or a Related

Company on account of a period during which no duties

are performed (irrespective of whether the employment

relationship has terminated) due to holiday,

discretionary time off (which term includes vacation and sick time), incapacity (including disability),

temporary layoff, jury duty, military duty, or leave

of absence; or (c) for which back pay, irrespective

of mitigation of damages, is either awarded or agreed

to by the Company or a Related Company.

The following additional rules shall apply in

calculating Hours of Service: (1) no more than 501

Hours of Service are required to be credited to an

Employee on account of any single period during which

the Employee performs no duties; (2) an hour for

which an Employee is directly or indirectly paid, or

entitled to payment, on account of a period during

which no duties are performed is not required to be

credited to the Employee if such payment is made or

due under a plan maintained solely for the purpose of

complying with applicable worker's compensation,

unemployment compensation, or disability insurance

laws; (3) Hours of Service are not required to be credited

for a payment which solely reimburses an Employee for

medical or medically related expenses incurred by the

Employee; (4) a payment shall be deemed to be made by

or due from a Company or a Related Company regardless

of whether such payment is made by or due from the

Company or a Related Company directly, or indirectly

through, among others, a trust fund, or insurer, to

which the Company or a Related Company contributes or

pays premiums and regardless of whether contributions

made or due to the trust fund, insurer, or other

entity are for the benefit of particular Employees or

on behalf of a group of Employees in the aggregate;

(5) no more than one Hour of Service shall be

credited with respect to any hour of time.


     The definition of "Hour of Service" set forth

herein shall also be construed in accordance with,

and shall include any additional periods of service,

that may be required by regulations promulgated by

the United States Department of Labor. The hour of service rules stated in the Department of Labor

Regulations Section 2530.200b-2(b) and -2(c) are

herein incorporated by reference.


     Notwithstanding the foregoing, for purposes of

Section 3.1 Hours of Service shall include only hours

performed at the Company's work place or other

location designated by the Company. In addition,

Hours of Service shall not include any hour for which

an Employee is paid pursuant to a termination of

employment agreement in which the Employee is paid

for a period of time during which no regular duties

are performed and no regular hours of service are

performed.

     "Investment Fund" shall mean one of the funds

established by the Committee for the investment of

the assets of the Plan pursuant to Section 3.8.

     "Investment Manager" shall mean a Fiduciary

designated by the Committee under the Plan to whom

has been delegated the responsibility and authority

to manage, acquire or dispose of Plan assets (a) who

(1) is registered as an investment adviser under the

Investment Advisers Act of 1940; (2) is a bank, as

defined in that Act; or (3) is an insurance company

qualified to perform investment advisory services

under the laws of more than one state; and (b) who

has acknowledged in writing that he is a Fiduciary

with respect to the management, acquisition, and

control of Plan assets.

     "Normal Retirement Age" shall mean a Participant's

65th birthday.

     "One-Year Break in Service Year" shall mean any

Plan Year in which an Employee fails to complete more

than 500 Hours of Service.  Notwithstanding the

preceding sentence and solely for purposes of this paragraph, if an Employee fails to complete more than

500 Hours of Service during a Plan Year by reason of

an absence that arises because of her pregnancy, the

birth or adoption of the Employee's child (or child

care for a period immediately following such birth or

adoption), such Employee shall not necessarily incur

a One-Year Break in Service Year; rather, the

Employee shall be credited for such Plan Year with

(a) the Hours of Service for which the Employee would

have received credit (but for such absence), if

determinable, or (b)eight Hours of Service per day

during such absence.  If a OneYear Break in Service

Year would not occur in the Plan Year that includes

the beginning of such absence even in the absence of

the preceding sentence, the Employee shall receive

credit for the hours specified under (a) or (b) above

in the Plan Year immediately following the Plan Year

in which such absence initially occurs solely to

prevent the occurrence of a One-Year Break in Service

Year in such Plan Year.  Notwithstanding any other

provision of this paragraph, any Employee shall not

be credited with more than 501 Hours of Service by

reason of such absence.

     "Participant" shall mean any Eligible Employee

who becomes eligible for participation in accordance

with the provisions of the Plan.

     "Participating Affiliate" shall mean any Related

Company which, by resolution of its board of

directors and with the approval of the Committee,

elects to participate in the Plan.

Any such resolution of participation by a

Participating Affiliate may modify the eligibility

requirements for participation in the Plan by an

Employee of the Participating Affiliate, so long as

any such modification complies with the Code and

ERISA.  By electing to participate in the Plan, a

Participating Affiliate agrees to be bound by any

Plan or Trust amendment adopted by resolution of the

Board of Directors or the Committee, by the written instrument of any person to whom the Board of

Directors or the Committee has delegated its

authority to adopt the amendment or by any other

method of amendment permitted under the Plan.  If a

Participating Affiliate ceases to be a Related

Company, except by merger with its parent, the

employment of each Employee of the Participating

Affiliate shall be deemed to have terminated for

purposes of the Plan, except to any extent any

such Employee is required by law to continue to be

treated under the Plan as an Employee of the Company.

     "Plan" shall mean the IGT Profit Sharing Plan set

forth herein, now in effect or hereafter amended.

     "Plan Year" shall mean the twelve-consecutive

month period ending on December 31.  The Plan Year

shall be the limitation year for purposes of Section

415 of the Code.

     "Related Company" shall mean (a) each

corporation which is a member of a controlled group

of corporations (within the meaning of Section

1563(a) of the Code, determined without regard to

Section 1563(a)(4) and (e)(3)(C) thereof) of which

the Company is a component member, (b) each entity

(whether or not incorporated) which is under common

control with the Company, as such common control is

defined in Section 414(c) of the Code and Regulations

issued thereunder, (c) any organization which is a

member of an affiliated service group (within the

meaning of Section 414(m) of the Code) of which the

Company or a Related Company is a member, and (d) any

organization which is required by regulations issued

under Section 414(o) of the Code to be treated as a

Related Company.  For the purposes of Article IV of

the Plan the phrase "more than 50 percent" shall be

substituted for the phrase "at least 80 percent" each

place it appears in Section 1563(a)(1) of the Code.

The term "Related Company" shall also include each

predecessor employer to the extent required by

Section 414(a) of the Code.  Notwithstanding the

foregoing, an organization shall not be considered a

Related Company for any purpose under the Plan prior

to the date it is considered affiliated under clauses

(a) through (d) above.

     "Rollover Account" shall mean the Account

maintained for a Participant that is credited with

the amount, if any, received by the Plan in

accordance with Section 3.4 as an "Eligible Rollover

Distribution" pursuant to Section 402(c) of the Code,

as defined in Section 6.7 of the Plan (or, with

respect to distributions prior to January 1, 1993, a

rollover contribution, as defined in Section

402(a)(5) of the Code), together with the allocations

thereto as required by the Plan.

"Trust" shall mean the trust which is established to

hold and invest contributions under the Plan.

     "Trustee" (or "Trustees," if more than one is

appointed and acting) shall mean the trustee or

trustees, whether original or successor, appointed

under the Trust.

     "Year of Eligibility Service" means each

Eligibility Computation Period during which the

Employee is credited with at least 1,000 Hours of

Service.

     "Year of Vesting Service" shall mean a Plan

Year, excluding Plan Years commencing before the Plan

Year in which the Employee attains age 18, during

which an Employee is credited with at least 1,000

Hours of Service.

                     ARTICLE II

                    PARTICIPATION

 .1   Eligibility Requirements.

     (a)  Provided he is then an Eligible Employee,

and has attained age 18, each Eligible Employee shall

become a Participant in the Plan on the first day of

the first payroll period coinciding with or next following

the earlier of (1) his completion of one Year of Eligibility

Service or (2) his completion of 90 days of continuous

employment as a full-time Employee.

     (b)  Notwithstanding subsection (a), an Eligible

Employee may not participate with respect to allocations

of Employer Contributions under Section 3.1 until the

January 1 of the Plan Year in which

the later of the following occurs:

          (1)  his completion of one Year of Eligibility Service,

          (2)  the date he becomes an Eligible Employee, and

          (3)  his attainment of age 18.

 .2   Participation.

     Participation of a Participant shall commence as

of the appropriate date specified in Section 2.1 or

2.3, as applicable, and shall continue during the

Participant's Employment with the Company and until

the occurrence of a Break in Employment or until the

Participant is no longer an Eligible Employee.

     An Eligible Employee on Approved Absence shall

not become a Participant until the end of his

Approved Absence; but a Participant who is on

Approved Absence shall continue as a Participant

during the period of his Approved Absence.

     Notwithstanding any other provision of the Plan

to the contrary, contributions, benefits and service

credit with respect to qualified military service

will be provided in accordance with Section 414(u) of

the Code.


 .3   Reemployment.

     (a)  An Eligible Employee who has met the

eligibility requirements described in Section 2.1,

but who incurs a Break in Employment prior to

becoming a Participant and is later reemployed as an

Eligible Employee shall become a Participant as of

the later of (1) the date set forth in Section 2.1(a)

on which he could participate or (2) the date of

reemployment; provided that he is an Eligible

Employee on such date.

     (b)  A Participant who incurs a Break in

Employment and is later reemployed as an Eligible

Employee shall resume participation immediately upon

his reemployment.


 .4   Designation of Beneficiary.

     Upon forms provided by the Committee, each

Eligible Employee who becomes a Participant shall

designate in writing the Beneficiary or Beneficiaries

whom such Employee desires to receive any benefits

payable under the Plan in the event of such

Employee's death.  A Participant may from time to

time change his designated Beneficiary or

Beneficiaries without the consent of such Beneficiary

or Beneficiaries by filing a new designation in

writing with the Committee or its delegate.  However,

if a married Participant wishes to designate a person

other than his spouse as Beneficiary, such

designation shall be consented to in writing by the

spouse, which consent shall acknowledge the effect of

the designation and be witnessed by a Plan

representative or a notary public.  The Participant

may change any election designating a Beneficiary or

Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides.

Notwithstanding the foregoing, spousal consent shall

be unnecessary if it is established (to the

satisfaction of a Plan representative) that there is

no spouse or that the required consent cannot be

obtained because the spouse cannot be located, or

because of other circumstances prescribed by Treasury

Regulations.  The Company, the Committee and the

Trustee may rely upon a Participant's designation of

Beneficiary or Beneficiaries last filed in accordance

with the terms of the Plan.  Upon the dissolution of

marriage of a Participant, any designation of the

Participant's former spouse as a Beneficiary shall be

treated as though the Participant's former spouse had

predeceased the Participant, unless (a) the

Participant executes another Beneficiary designation

that complies with this Section 2.4 and that clearly

names such former spouse as a Beneficiary, or (b) a

court order presented to the Committee prior to

distribution on behalf of the Participant explicitly

requires the Participant to continue to maintain the

former spouse as the Beneficiary.  In any case in

which the Participant's former spouse is treated

under the Participant's Beneficiary designation as

having predeceased the Participant, no heirs or

other beneficiaries of the former spouse shall

receive benefits from the Plan as a Beneficiary of

the Participant except as provided otherwise in the

Participant's Beneficiary designation.


 .5   Designation of Investments.

     (a)  Subject to the restrictions contained

herein and in Section 3.8, each Participant shall

designate in a manner prescribed by the Committee

whether and to what extent the contributions

allocated to his Accounts are to be invested in the

respective Investment Funds.  Any Participant who

does not so notify the Committee of his initial

choice of Investment Fund(s) shall be deemed to have elected the "default" Investment Fund selected by the Committee in accordance with Section 3.8.

     (b)  Each Participant may change the

designation for the investment of new contributions,

as well as of any percentage of the balance of his

Accounts, in accordance with Section 3.8.

     (c)  A former Participant who has elected to defer

distribution of his Accounts may continue to designate

the investment of the amounts credited to his Accounts

in accordance with this Section

2.5 and Section 3.8.

                      ARTICLE III

                     CONTRIBUTIONS


 .1   Discretionary Company Contributions.

     (a)  Permissible Amount of Company Contributions.

The Company and each Participating Affiliate shall

contribute to the Trust for each Plan Year, beginning with the first Plan

Year, such amounts as the Board of Directors shall

determine in its sole discretion.  Notwithstanding

the foregoing, contributions under this Section 3.1

shall be subject to any applicable limitations of

Articles III and IV.

     (b)  Allocation of Company Contributions.

Company Contributions shall be allocated as of the

Anniversary Date for the Plan Year

with respect to which such Company Contribution is

made to the Company Contribution Account of each

Participant who satisfies the requirements of

Section 2.1(b) and all of the following

requirements:

          (1)  the Participant must have been an

     Eligible Employee at some time during the Plan

     Year with respect to which the contribution

     is being made;

          (2)  the Participant must have completed at

     least 1,000 Hours of Service during the Plan

     Year with respect to which the contribution is

     being made; and

          (3)  the Participant must have been an

     Eligible Employee on the last day of the Plan

     Year with respect to which the contribution

     is being made; or must have died, retired (at

     age 65) or became Disabled during the Plan Year

     with respect to which the contribution is being

     made.

     Severance and settlement of employment contract

payments do not extend the date on which a

Participant ceases to be an Employee beyond the last

day physically present.

     The amount allocated to each Participant who is

eligible for an allocation is that portion of the

total allocable Company Contribution that the

Participant's Compensation for the Plan

ear with respect to which the contribution is being

made bears to the total Compensation of all such

Participants for the Plan Year with respect to which

the contribution is being made. Unless otherwise

provided by the Board of Directors with respect to

the contribution pursuant to Section 3.1(a) for a

particular Plan Year, the term "Compensation" for

purposes of this Section 3.1(b) is used as defined in

Section 1.2 but excludes commissions and bonuses.

The Company Contribution made by the Company or any

Participating Affiliate shall be allocated to the

Participants employed by such Company or

Participating Affiliate, respectively.


 .2   Compensation Deferrals.

     (a)  Election to Defer.  The Company, subject to

any applicable limitations contained in Articles III

and IV, shall contribute to the Plan the amount of

Compensation Deferrals agreed to between

the Company and the Participants.  Each Participant

may elect Compensation Deferrals in 1% increments and

in the manner prescribed by the Committee, of up to

15% of the Participant's Compensation.  A

Participant's election to commence Compensation

Deferrals shall be effective at the time established

by the Committee, but no earlier than the first day

of the first payroll period commencing after the

Committee's receipt of such election. The Committee

may permit telephonic elections and may adopt rules

establishing the specific pay periods for which

Compensation Deferrals may be made.  The

Participant's Compensation shall be reduced by the

amount of his Compensation Deferrals, which shall be

credited to the Participant's Compensation Deferral

Account, and shall be made in accordance with rules

established by the Committee.  Subject to the above

maximum 15% limitation, the Committee may adopt rules specifying the maximum and/or minimum Compensation

Deferrals, either as dollar or percentage amounts.

     (b)  Change in Percentage or Suspension of

     Compensation Deferrals.  A Participant's

     Compensation Deferral percentage will remain in

     effect, notwithstanding any change in

     Compensation, until the Participant elects to

     change the percentage.  A Participant may elect

     at any time to suspend, change or resume

     Compensation Deferrals, provided he makes an

     election in the manner prescribed by the

     Committee.  The Committee may permit telephonic

     elections and may adopt rules specifying the

     frequency with which elections may be changed

     and the effective times of such change

     elections.  After the Committee receives a

     Participant's election to suspend, change or

     resume Compensation Deferrals, such election

     shall be effective no earlier than the first day

     of the first payroll period following the

     Committee's receipt of such election.

     (c)  Status of Compensation Deferrals.  To make

Compensation Deferrals under this Section 3.2, the

Company will reduce the Participant's Compensation in

the amount authorized by the Participant and make a

contribution to the Trustee equal to such reduction

as of the earliest date on which such amount can

reasonably be segregated from the Company's general

assets; provided, however, that such contribution

shall be made no later than the fifteenth business

day of the month following the date on which such

amount would otherwise have been payable to the

Participant in cash, or as of such earlier or later

date (in the case of any available extensions of

time) as may be required or permitted by regulations

issued pursuant to ERISA.  Compensation Deferrals

constitute Company contributions under the Plan and

are intended to qualify as elective contributions

under Code Section 401(k).

     (d)  General Limitations on Compensation

Deferrals.  As of the last day of the Plan Year,

the Committee shall determine the

amount of Compensation Deferrals in excess of

those permitted under Section 3.6 of the Plan,

and any excess shall be distributed to the

Participant responsible for the excess

Compensation Deferral.


 .3   Employer Matching Contributions.

     (a)  Amount of Employer Matching Contribution.

Subject to the limitations contained in Articles

III and IV, for each Plan Year the Company may make

an Employer Matching Contribution to the

Plan in an amount as is determined by applying a

formula to the Compensation Deferrals made during

the Plan Year.  The formula for the Company shall

be established each year by its Board of Directors.

The formula may, by way of example and not of

limitation, contain the following components:

          (1)  A specific percentage of

     Compensation Deferrals for which Employer

     Matching Contributions shall be made; and

          (2)  The maximum Employer Matching

     Contribution which shall be made for any

     Participant.  The maximum may be expressed as

     a percentage of Compensation, a dollar limit

     (which, for any class of Participants, may be

     zero), a percentage of Compensation Deferrals

     or in some other fashion determined by the

     Board of Directors.

     The Company shall pay to the Trustee the Employer

Matching Contribution for any Plan Year within the

time prescribed by law, including extensions of time,

for the filing of the Company's federal income tax

return for the Company's taxable year ending with

or within the Plan Year to which the contribution

relates.

     (b)  Allocation of Employer Matching

Contributions.  The Employer Matching

Contributions for any Plan Year shall be allocated

to the Employer Matching Contributions Account

maintained for the Participant on behalf of whom

the contribution under Section 3.3(a) was made.


 .4   Rollover Contributions.

     (a)  An Eligible Employee (regardless of

whether he has satisfied the participation

requirements of Section 2.1 or 2.3, as

applicable) who has received an Eligible Rollover

Distribution (as defined in Section 6.7(b)) from a

plan which meets the requirements of Section 401(a)

of the Code may, in accordance with procedures

approved by the Committee, transfer the distribution

received from the other plan to the Trust; provided

that the distribution is eligible for rollover

treatment and exclusion from the gross income of the

Participant in accordance with Section 402(c) of the Code.

     (b)  The Committee shall develop such

procedures, and may require such information from an

Employee desiring to make such a transfer, as it

deems necessary or desirable to determine that the

proposed transfer will meet the requirements of this

Section 3.4.  Upon approval by the Committee, the

amount transferred shall be deposited in the Trust

and shall be credited to an account which shall be

referred to as the "Rollover Account." Such account

shall be 100% vested in the Eligible Employee and

shall share in income allocations as provided in the

Plan, but shall not share in Company contribution

allocations.  Upon termination of employment, the

total amount of the Employee's Rollover Account shall

be distributed in accordance with Article VI.

     (c)  Upon such transfer by an Eligible Employee who

          has not yet completed the participation requirements

          of Section 2.1 (or 2.3, if the Eligible Employee had

          no other interest in the Plan upon his date of

          reemployment), his Rollover Account shall represent

          his sole interest in the Plan until he becomes a

          Participant.


 .5   Section 402(g) Limit on Compensation Deferrals.

     (a)  Compensation Deferrals made on behalf of

any Participant under the Plan and all other plans

(which are described in Section 3.5(c)) maintained by

the Company or a Related Company shall not exceed the

limitation under Code Section 402(g)(1) for the

taxable year of the Participant, as adjusted annually

under Section 402(g)(5) of the Code, and shall be

effective as of January 1 of each calendar year.

     (b)  In the event that the dollar limitation

provided for in Section 3.5(a) is exceeded, the

Participant is deemed to have requested a

distribution of the excess amount by the first March

1 following the close of the Participant's taxable

year, and the Committee shall distribute such excess

amount, and any income allocable to such amount, to

the Participant by the first April 15th thereafter.

In determining the excess amount distributable with

respect to a Participant's taxable year, excess

Compensation Deferrals previously distributed for the

Plan Year beginning with or within such taxable year

shall reduce the amount otherwise distributable under

this Paragraph (b).

     (c)  In the event that a Participant is also a

participant in (1) another qualified cash or deferred

arrangement as defined in Section 401(k) of the Code,

(2) a simplified employee pension, as defined in

Section 408(k) of the Code, or (3) a salary reduction

arrangement, within the meaning of Section

3121(a)(5)(D) of the Code, and the elective

deferrals, as defined in Section 402(g)(3) of the

Code, made under such other arrangement(s) and the

Plan cumulatively exceed the dollar limit under

Section 3.5(a) for such Participant's taxable year,

the Participant may, not later than March 1 following

the close of his taxable year, notify the Committee

in writing of such excess and request that the

Compensation Deferrals made on his behalf under the

Plan be reduced by an amount specified by the

Participant.  The Committee may then determine to

distribute such excess in the same manner as provided

in Section 3.5(b).


 .6   Section 401(k) Limitations on Compensation

Deferrals.

     (a)  The Committee will estimate, as soon as

practical before the close of the Plan Year and at

such other times as the Committee

in its discretion determines, the extent, if any, to

which Compensation Deferral treatment under Section

401(k) of the Code may not be available to any

Participant or class of Participants. In accordance

with any such estimate, the Committee may modify the

limits in Section 3.2(a), or set initial or interim

limits, for Compensation Deferrals relating to any

Participant or class of Participants.  These rules

may include provisions authorizing the suspension or

reduction of Compensation Deferrals above a

specified dollar amount or percentage of Compensation.

     (b)  For each Plan Year, an actual deferral

percentage will be determined for each Participant

equal to the ratio of the total amount of the

Participant's Compensation Deferrals allocated

under Section 3.2(a) for the Plan Year divided by the

Participant's Compensation in the Plan Year.  For

purposes of this Section 3.6, the Company, in its sole

discretion, may treat all or any part of its Employer

Matching Contributions as Compensation Deferrals to the

extent permitted by Treasury Regulations.  For purposes

of this Section 3.6, "Compensation" shall meet the

requirements of Section 414(s) of the Code and Treasury

Regulations issued thereunder and shall, effective

January 1, 1997, include elective or salary reduction

contributions to a cafeteria plan or cash or deferred

arrangement other than a tax-sheltered annuity under

Code Section 403(b).  An Employee's Compensation taken

into account for this purpose shall be limited to

Compensation received during the Plan Year while the

Employee is a Participant.  Except as otherwise

provided in this Section 3.6(b), with respect to

Participants who have made no Compensation Deferrals

under the Plan, such actual deferral percentage will be

zero.

     (c)  The average of the actual deferral

percentages for Highly Compensated Employees in any

Plan Year beginning on or after January 1, 1997 (the

"High Average") when compared with the

average of the actual deferral percentages for non-Highly

Compensated Employees in the preceding Plan Year (the "Low

Average") must meet one of the following requirements:

          (1)  The High Average is no greater than 1.25

     times the Low Average; or

          (2)  The High Average is no greater than two

     times the Low Average, and the High Average is no

     greater than the Low Average plus two percentage

     points.

     (d)  If, at the end of a Plan Year, a Participant or

     class of Participants has excess Compensation

     Deferrals, then the Committee may elect, at its

     discretion, to pursue any of the following courses of

     action or any combination thereof:

          (1)  Excess Compensation Deferrals, and any

     earnings attributable thereto through the last day of

     the Plan Year for which the excess occurred (but not

     including earnings for the "gap period" between the

     end of such Plan Year and the date of distribution),

     may be distributed to the Participant (as set forth in

     subsection (e)), within 2-1/2 month period following

     the close of the Plan Year to which the excess

     Compensation Deferrals relate to the extent feasible,

     but in all events no later than 12 months after the

     close of such Plan Year. Any such excess Compensation

     Deferrals distributed from the Plan with respect to a

     Participant for a Plan Year shall be reduced by any

     amount previously distributed to such Participant

     under Section 3.5(b) for the Participant's taxable

     year ending with or within such Plan Year.

     (2)  Any such excess Compensation Deferrals

     distributed from the Plan with respect to a

     Participant for a Plan Year shall be reduced by any

     amount previously distributed to such Participant

     under Section 3.5(b) for the Participant's taxable

     year ending with or within such Plan Year.

     (3)  The Committee may authorize a suspension or

     reduction of Compensation Deferrals made pursuant to

     Section 3.2 in accordance with rules promulgated by

     the Committee.  These rules may include provisions

     authorizing the suspension or reduction of

     Compensation Deferrals above a specified dollar amount

     or percentage of Compensation.

     (4)  The Company, in its discretion, may make a

     contribution to the Plan, which will be allocated as a

     fixed dollar amount among the Accounts of some or all

     non-Highly Compensated Employees (as determined by the

     Company) who have met the requirements of Section 2.1

     or 2.3, as applicable.  Such contributions shall be

     fully (100%) vested at all times, and shall be subject

     to the withdrawal restrictions which are applicable to

     Compensation Deferrals.  Such contributions shall be

     considered "Qualified NonElective Contributions" under

     applicable Treasury Regulations.

     (e)  Excess Compensation Deferrals for the Plan

Years beginning on or after January 1, 1997 will be

determined by the Committee in accordance with this Section 3.6(e).

The Committee shall calculate a tentative reduction amount to the

Compensation Deferrals of the Highly Compensated

Employee(s) with the highest actual deferral percentage

equal to the amount which, if it were actually reduced,

would enable the Plan to meet the limits in (c) above,

or to cause the actual deferral percentage of such

Highly Compensated Employee(s) to equal the actual

deferral percentage of the Highly Compensated

Employee(s) with the next-highest actual deferral

percentage, and the process shall be repeated until the

limits in (c) above are satisfied.  The aggregate

amount of the tentative reduction amounts in the

preceding sentence shall constitute "Refundable

Contributions."  The entire aggregate amount of the

Refundable Contributions shall be refunded to Highly

Compensated Employees (as set forth in subsection

(d)(i)).  The amount to be refunded to each Highly

Compensated Employee (which shall constitute his excess

Compensation Deferrals) shall be determined as follows:

(1) the Compensation Deferrals of the Highly

Compensated Employee(s) with the highest dollar amount

of Compensation Deferrals shall be refunded to the

extent that there are Refundable Contributions or to

the extent necessary to cause the dollar amount of

Compensation Deferrals of such Highly Compensated

Employee(s) to equal the dollar amount of Compensation

Deferrals of the Highly Compensated Employee(s) with

the next-highest Compensation Deferrals, and (2) the

process in the foregoing clause shall be repeated until

the total amount of Compensation Deferrals refunded

equals the total amount of Refundable Contributions.

The earnings attributable to excess Compensation

Deferrals will be determined in accordance with

Treasury Regulations.  The Committee will not be liable

to any Participant (or his Beneficiary, if applicable)

for any losses caused by inaccurately estimating or

calculating the amount of any Participant's excess

Compensation Deferrals and earnings attributable to the

Compensation Deferrals.

     (f)  If the Committee determines that an amount to

be deferred pursuant to the election provided in

Section 3.2 would cause Company contributions under

this and any other tax-qualified retirement plan

maintained by any Company to exceed the

applicable deduction limitations contained in Section

404 of the Code, or to exceed the maximum Annual

Addition determined in accordance with Article IV, the

Committee may treat such amount in accordance with the

rules in Section 3.6(d)(3).

     (g)  In the discretion of the Committee, the tests

described in this Section 3.6 may be applied by

aggregating the Plan with any other defined contribution

plans permitted under the Code.  For purposes of

determining whether the Plan satisfies the

requirements of this Section 3.6, all Compensation

Deferrals and elective contributions under any other

Plan maintained by the Company which is aggregated

with the Plan for purposes of Section 401(a) or

410(b) of the Code (other than Section

410(b)(2)(A)(ii)) are to be treated as made under a

single plan. Furthermore, if two or more plans are

permissively aggregated for purposes of the test

described in this Section 3.6, the aggregated plans

must also satisfy Code Sections 401(a)(4) and 410(b)

as though they were a single plan.


 .7   Section 401(m) Limitations on Employer Matching

     Contributions.

     (a)  The Committee will estimate, as soon as

practical, before the close of the Plan Year and at

such other times as the

Committee in its discretion determines, the extent,

if any, to which Employer Matching Contributions may

not be available to any Participant or class of

Participants under Code Section 401(m). In accordance with any such estimate, the Committee may modify the percentages in Section 3.3 or set initial or interim

limits or percentages for Employer Matching

Contributions relating to any Participant or class of

Participants.  After determining the amount of excess

Compensation Deferrals, if any, under subsections

3.6, the Committee shall determine the aggregate

contribution percentage under (b) below.

     (b)  For each Plan Year, a contribution

percentage will be determined for each Participant

equal to the ratio of the total amount of the

Participant's Employer Matching Contributions

allocated under Section 3.3 for the Plan Year divided

by the Participant's Compensation in the Plan Year.

For purposes of the preceding sentence, the Company,

in its sole discretion, may treat all or any part of

its Company Contributions and Compensation Deferrals

as Employer Matching Contributions to the extent

permitted by Treasury Regulations.  Except as

otherwise permitted by the Code or Treasury

Regulations, any such Company Contributions that are

treated as Employer Matching Contributions shall not

be treated as Compensation Deferrals for purposes of

Section 3.6(b).  To the extent Compensation Deferrals

are treated as Employer Matching Contributions for

purposes of this Section 3.7, the Plan must satisfy

Section 3.6(b) by excluding such amounts from

Compensation Deferrals.  Furthermore, any Employer

Matching Contributions or Company Contributions

treated as Compensation Deferrals under Section

3.6(b) shall not be used to satisfy the requirements

of this Section 3.7(b), except as otherwise permitted

by the Code or Treasury Regulations.  In the case of

any Participant who is a Highly Compensated Employee

and who is eligible to participate in one or more

other defined contribution plans of the Company or a

Related Company to which Employer Matching

Contributions are made, the contribution percentage

shall be determined by treating the Plan and such

other plans (other than those which may not be

aggregated under Treasury Regulations) as a single

plan.  For purposes of this Section 3.7,

"Compensation" shall meet the requirements of Section

414(s) of the Code and Treasury Regulations issued

thereunder and shall, effective January 1, 1997,

include elective or salary reduction contributions to

a cafeteria plan or cash or deferred arrangement

other than a tax-sheltered annuity under Code Section

403(b).  An Employee's Compensation taken into

account for this purpose shall be limited to

Compensation received during the Plan Year while the

Employee is a Participant.  Except as otherwise

provided in this Section 3.7(b), with respect to

Participants for whom there were no Employer Matching

Contributions under the Plan, such contribution

percentage will be zero.

     (c)  The average of the contribution percentages

for Highly Compensated Employees in any Plan Year

beginning on or after January 1, 1997 (the "High

Average") when compared with the average of the

contribution percentages for non-Highly Compensated

Employees in the preceding Plan Year (the "Low

Average") must meet one of the following

requirements:

          (1)  The High Average is no greater than 1.25

     times the Low Average; or

          (2)  The High Average is no greater than two

     times the Low Average, and the High Average is no

     greater than the Low Average plus two percentage

     points.

     (d)  If, at the end of a Plan Year, the contribution

percentage for Highly Compensated Employees exceeds the

limits established

in (c), then the Committee may elect, at its discretion,

to pursue any of the following courses of action or any

combination thereof:

          (1)  Excess Employer Matching Contributions (and

     any earnings attributable thereto through the end of

     the Plan Year) may be forfeited.

          (2)  Excess Employer Matching Contributions (and

     any earnings attributable thereto through the end of

     the Plan Year) may be distributed to the Participant within the 2-1/2 month period following the close of the Plan Year to the extent feasible, and in all

     events no later than 12 months after the close of Plan

     Year.

(e)  Notwithstanding the foregoing, the conditions in this

Section 3.7(e) must be met if there are Employer Matching

Contributions allocated to a Participant which are

attributable to excess Compensation Deferrals under

Section 3.5 or 3.6.  In such case, such Employer

Matching Contributions shall not be allocated to the

Account of any Participant who had excess Employer

Matching Contributions in such Plan Year.  In

addition, Employer Matching Contributions remaining

in the Plan allocated to the Participant after

satisfying Section 3.7 cannot exceed the amount which

may be allocated under Section 3.3 when taking into

account only those Compensation Deferrals remaining

in the Plan after satisfying Sections 3.5, 3.6, and

3.7.  Any such excess Employer Matching Contributions

(and earnings attributable thereto) must be forfeited

or distributed pursuant to this Section 3.7.

     (f)  Excess Employer Matching Contributions for

Plan Years beginning on or after January 1, 1997

shall be determined by the Committee in accordance

with this Section 3.7(f).  The Committee shall

calculate a tentative reduction amount to the

Employer Matching Contributions made with respect to

the Highly Compensated Employee(s) with the highest

contribution percentage equal to the amount which, if

it were actually reduced, would enable the Plan to

meet the limits in (c) above, or to cause the

contribution percentage of such Highly Compensated

Employee(s) to equal the actual contribution

percentage of the Highly Compensated Employee(s) with

the next-highest contribution percentage, and the

process shall be repeated until the limits in

(c) above are satisfied.  The aggregate amount of the

tentative reduction amounts in the preceding sentence

shall constitute "Refundable Matching Contributions."

The entire aggregate amount of the Refundable

Matching Contributions shall be refunded to Highly

Compensated Employees.  The amount to be refunded to

each Highly Compensated Employee (which shall

constitute his excess Employer Matching

Contributions) shall be determined as follows: (1)

the Employer Matching Contributions made with respect

to the Highly Compensated Employee(s) with the

highest dollar amount of aggregate Employer Matching

Contributions shall be refunded to the extent that

there are Refundable Matching Contributions or to the

extent necessary to cause the dollar amount of

Employer Matching Contributions of such Highly

Compensated Employee(s) to equal the dollar amount of

Employer Matching Contributions made with respect to

the Highly Compensated Employee(s) with the next

highest aggregate Employer Matching Contributions,

and (2) the process in the foregoing clause shall be

repeated until the total amount of Employer Matching

Contributions refunded equals the total amount of

Refundable Matching Contributions.  The earnings

attributable to excess contributions will be

determined in accordance with Treasury Regulations.

The Committee will not be liable to any Participant

(or to his Beneficiary, if applicable) for any losses

caused by inaccurately estimating or calculating the

amount of any Participant's excess contributions and

earnings attributable to the contributions.

     (g)  The tests of Sections 3.6(c) and 3.7(c)

shall be met in accordance with the prohibition

against the multiple use of the alternative

limitation under Code Section 401(m)(9).  For

purposes of determining whether the Plan satisfies

the requirements of this Section 3.7, all

Compensation Deferrals and Employer Matching

Contributions under any other Plan maintained by the

Company which is aggregated with the Plan for

purposes of Section 401(a) or 410(b) of the Code

(other than Section

410(b)(2)(A)(ii)) are to be treated as made under a single plan. Furthermore, if two or more plans are permissively aggregated for purposes of the test

described in this Section 3.8, the aggregated plans

must also satisfy Code Section 401(a)(4) and 401(b)

as though they were a single plan.  If it is

necessary to make corrections concerning the

prohibition against the multiple use of the

alternative limitation under Code Section 401(m)(9),

the correction shall be made by reducing and

refunding the Compensation Deferrals of Highly

Compensated Employees.  All Highly Compensated

Employees shall be subject to such correction. .8

Investment Funds.

     (a)  Separate Investment Funds shall be

established and maintained under the Plan by the

Committee.  The Committee may, in its discretion,

terminate any Investment Fund.  Pursuant to Section

7.3(b), the Committee shall determine the number of

Investment Funds and the Committee, the Trustee, or

the Investment Manager, as applicable, shall

determine the investments to be made under each

Investment Fund.  The Committee shall describe the

investments to be made under each Investment Fund in

such detail as the Committee deems appropriate in its

sole discretion.  Pursuant to rules established by

the Committee and subject to the provisions of this

Section 3.8, each Participant shall have the right

and obligation to designate in which of the

Investment Funds his Accounts will be invested, and

to change such designation.  The designation shall be

in a manner and on such forms as are established by

the Committee, or pursuant to such other methods

(including telephone transfers) authorized by the

Committee.  Unless otherwise provided by the

Committee, investment elections must be in 1%

increments and the investment allocation of a

Participant's Accounts must total 100%.  If any

Participant fails to designate the Investment Fund or

Funds in which his Accounts shall be invested, the

Committee shall invest all of his Accounts in the

"default" Investment Fund

or Funds determined by the Committee in its sole

discretion. Participant loans made pursuant to

Section 9.11 shall not be included in any of the

Investment Funds.  Instead, for any Participant who

takes such a loan, the loan shall be considered an

investment of his Account(s).  Such Participant's

Account(s) shall be credited with the investment

gain or loss attributable to such loan.  The

Committee may establish any other rules,

regulations and procedures regarding the Investment

Funds as it deems appropriate in its sole

discretion.

     (b)  IGT Stock Fund.

          (1)  One of the Investment Funds available shall

     be the IGT Stock Fund, which is a pool of assets

     maintained by the Trustee

     invested in the common stock of the Company ("IGT

     Stock").  Up to 100% of the assets of the Plan may be

     invested in IGT Stock; the actual amount of the Plan

     assets that shall be invested in IGT Stock will be

     the amount selected by the Participants to be so

     invested.  Cash dividends, stock dividends and stock

     splits, if any, received by the Trustee on the IGT

     Stock held in the IGT Stock Fund shall be credited to

     the appropriate accounts of the Participants who have

     invested in the IGT Stock Fund.  Any cash dividends

     on IGT Stock shall be reinvested as soon as feasible

     in additional IGT Stock.  The Trustee may maintain a

     residual amount of cash or cash equivalents in the

     IGT Stock Fund as appropriate (for example, if a

     Participant's Account does not have sufficient cash

     to buy a whole share of IGT Stock, for amounts

     pending distribution, and any amount the Committee

     may determine appropriate to provide liquidity for

     such fund).

          (2)  Pursuant to rules established by the

     Committee, each Participant who directs that a

     portion of his Account be invested in the IGT Stock

     Fund is entitled to direct the voting of the IGT

     Stock attributable to the Participant's Account.  Any

     shares of IGT Stock with respect to which

     Participants do not direct the voting shall be voted

     by the Trustee in accordance with the

     fiduciary duties of the Trustee under ERISA.  The

     Committee shall establish appropriate procedures

     whereby Participants will be furnished with a copy of

     the proxy materials given to shareholders of the

     Company.

          (3)  The Committee may charge to Participants who

     invest in the IGT Stock Fund any administrative

     expenses related to such fund. Such administrative

     expenses may be allocated among Participants

     in any manner deemed appropriate by the Committee.

          (4)  The Committee may (but need not) adopt such

     rules and/or take such actions or implement such

     measures and/or limitations

     as it deems desirable in order to comply with 17

     C.F.R. 240.16b3, promulgated under Section 16 of the

     Securities Exchange Act of 1934, as amended ("SEC

     Section 16").  Neither the Company, the Board, the

     Committee, any Invested Manager, the Trustee nor the

     Plan, nor any other fiduciary of the Plan, shall have

     any liability to any Participant in the event that

     any Participant has any liability under SEC Section

     16 due to any rule so adopted, the failure to adopt

     any rule, any Plan provision (or lack thereof) or any

     transaction under the Plan.


 .9   Valuation of Accounts.

 (a)  The value of the Accounts invested in the Investment Funds shall be established on each business day by the Trustee

or the applicable Investment Manager, and investment gains

or losses shall be allocated to such Accounts according to the investment elections of Participants.

     (b)  Notwithstanding anything to the contrary

herein, if the Committee determines that an

alternative method of allocating earnings and losses

would better serve the interests of Participants and

Beneficiaries or could be more readily implemented,

the Committee may substitute such alternative;

provided that any such alternative method must result

in Plan earnings being allocated on the general basis

of Account balances.


 .10  Forfeitures.

          Any amount which has been forfeited under

the Plan during the Plan Year shall be used as

described in this Section 3.10.  Forfeitures from

Company Contribution Accounts during a Plan Year (a)

shall first be used by the Company to pay for any

expenses of maintaining the Plan, (b) to the extent

that any forfeitures remain, such forfeitures shall

be used to offset any required Company contributions

to the Plan, and (c) to the extent that any

forfeitures remain after applying (b), such excess

forfeitures shall be allocated as of the Anniversary

Date to the Company Contribution Accounts of the

other eligible Participants in the Plan during that

Plan Year in accordance with the allocation

methodology set forth in Section 3.1 for Company

Contributions.  Any forfeitures to be allocated to

Participants in accordance with the preceding

sentence shall be allocated according to the formula

for allocations of Company Contributions as set forth

in Section 3.1(b) and only those Participants who are

eligible for any Company Contributions in accordance

with such section. Any allocable forfeitures

attributable to the Company or any Participating

Affiliate shall be allocated to the Participants

employed by such Company or Participating Affiliate.

 .11  Notification of Participants.

     After the Committee has made the allocations to

the Accounts of each Participant required as of each

Anniversary Date, it shall notify each Participant

with respect to the status of such Participant's

Accounts as of such date.  Such notification shall be

made as soon as administratively practicable after

each Plan Year.  The total amounts so credited to

each Participant's Accounts shall represent each

Participant's contingent share of the Trust as of

such date.  In addition, the Committee may notify

each Participant of the status of his Account(s) as

of any other date chosen by the Committee.  Such

allocation and notification

shall not vest in any Participant any right, title or

interest in the Trust, except to the extent, at the

time or times, and upon the terms and conditions set

forth herein.  Neither the Company, the Trustee, nor

the Committee to any extent warrants, guarantees or

represents that the value of any Participant's

Accounts at any time will equal or exceed the amount

previously allocated or contributed thereto.  There

is a fee for providing a statement of account

balances more frequently than the quarterly statement

which is automatically provided.


 .12  Limitations on Contributions.

In no event shall the aggregate contribution for any Plan

Year made by the Company and any Participating

Affiliates under Sections 3.1, 3.2 and 3.4, and under

any other profit sharing or stock bonus plan(s)

maintained by the Company or a Participating

Affiliate, exceed 15% of the Compensation paid or

accrued to all Participants, plus the amount of any

"unused pre-87 limitation carryforwards" available

under Section 404(a)(3)(A) of the Code. The

Compensation taken into account for purposes of the

preceding sentence shall be Compensation paid or

accrued during the Company's taxable year ending with

or within the Plan Year to which the Company contribution relates, but shall not include any salary reduction contributions which are excludable

from Participants' income in accordance with Code

Sections 125 or 402(g).

                     ARTICLE IV

           LIMITATION ON ANNUAL ADDITIONS


 .1   Section 415 Limitations.

     Notwithstanding anything else contained herein,

the Annual Additions, to all the Accounts of a

Participant shall not exceed the lesser of $30,000

(adjusted as permitted under Section

415(d)(1) of the Code and regulations issued

thereunder) or 25% of the Participant's Section 415

Compensation from the Company and all Related

Companies during the Plan Year.  This Section 4.1

shall be construed and interpreted in accordance with

the provisions of Appendix A attached hereto.

                      ARTICLE V

                       VESTING


 .1   Fully Vested Accounts.

   A Participant's Compensation Deferral Account, Employer

Matching Contributions Account, and Rollover Account

shall be 100% vested and nonforfeitable.


 .2   Company Contribution Account.

     (a)  The interest of each Participant in his Company

Contribution Account shall vest and become nonforfeitable

up to a maximum of 100% as follows:

          (1)  A Participant shall become 100% vested if,

     while an Employee, he attains his Normal Retirement

     Age, incurs a Disability, or dies; or

          (2)  A Participant shall become vested in

     accordance with the following schedule:


                  Years of       Percentage Vested
              Vesting Service
                less than 1            0%
                     1                10%
                     2                20%
                     3                30%
                     4                45%
                     5                60%
                     6                80%
                 7 or more           100%


(a)  If a Participant incurs a Break in Employment which is

followed by five consecutive One-Year Break in Service

Years and is subsequently reemployed, no Year of Vesting Service after such five consecutive One-Year Break in Service Years shall be taken into account in determining the vested percentage

in a Participant's Company Contributions Account accrued

up to any such One-Year Break in Service Year. All Years of Service shall be taken into account in determining the vested percentage in a Participant's Company

Contributions Account accrued after five consecutive One-

Year Break in Service Years.

     (b)  When a Participant ceases to participate and

receives distribution of his Company Contributions

Account, such portion of his Company Contributions

Account as of the coinciding or next following

Anniversary Date as is not vested shall be forfeited and

allocated in the manner provided in Section 3.10 as of

such Anniversary Date.  For purposes of the preceding

sentence, a Participant who ceases to participate in the

Plan and whose nonforfeitable percentage in his Company

Contributions Account is zero, shall be deemed to have

received a complete distribution of the nonforfeitable

portion of his Company Contributions Account. If a former

Participant who has suffered a forfeiture on account of

his termination of participation in accordance with this

subsection (c) is reemployed as an Employee by the

Company before incurring five consecutive One-Year Break

in Service Years and repays to the Plan all money

distributed from his Company Contributions Account prior

to 60 months after such reemployment, any amounts so

forfeited (unadjusted for any increase or decrease in the

value of Trust assets subsequent to the Anniversary Date

on which the forfeiture occurred) shall be reinstated to

the Participant's Company Contributions Account within a

reasonable time after such repayment.  Such reinstatement

shall be made from forfeitures of Participants occurring

during the Plan Year in which such reinstatement occurs

to the extent such forfeitures are attributable to

contributions by the same Company (or a Company that is a

Related Company to that Company) and earnings on such

contributions; provided, however, if such forfeitures are

not sufficient to provide such reinstatement, the

reinstatement shall be made from the current year's

contribution by that Company to the Plan.  When a

Participant ceases to participate and incurs five consecutive One-Year Break in Service Years, such portion of his Company Contribution Account as is not vested (and

was not previously forfeited in accordance with the

foregoing provisions of this subsection) shall be

forfeited and allocated in the manner provided in Section

3.10 as of the Anniversary Date occurring on or

immediately following the date the Participant incurred

such five consecutive One-Year Break in Service Years.

(c)  Notwithstanding the preceding subsections, in the

case of a Participant who incurs a Break in Employment prior to the first Plan Year beginning after 1984, the word "one"

shall be substituted for "five" in subsections (b)

and (c) if a One-Year Break in Service Year would

have occurred before the first Plan Year beginning

after 1984.

                    ARTICLE VI

                   DISTRIBUTIONS


 .1    Distribution of Benefits

Benefits shall become distributable to a

Participant or his Beneficiary (in the case of

death) as soon as administratively practicable

after the Participant's Break in Employment.

     (d)  The amount of the benefits distributable to a

Participant pursuant to (a) above shall be the vested

amount credited to such Participant's Accounts as of the

date on which the amount representing the distribution

is liquidated from the appropriate Investment Funds

pending distribution.

     (e)  Except as provided in the next two sentences,

distribution shall be in the form of a cash lump sum.

To the extent a Participant's account is invested in the

IGT Stock Fund, the Participant may, at such time as a

distribution is to be made to the Participant (other than a hardship distribution) elect to receive the amount in the

IGT Stock Fund either in the form of

whole shares of IGT Stock (plus any residual cash

held in such Participant's IGT Stock Fund account),

or in cash, or in a combination of cash and stock.

The Committee may adopt rules as to the manner and

timing of such elections; provided that in all cases

an election, in order to be valid, must be received

by the Committee prior to the date that benefits are

actually paid.  To the extent a Participant elects

to receive a distribution in the form of cash or a

combination of cash and stock, the cash to be

distributed shall equal the actual net proceeds of

the sale of the IGT Stock in such Participant's

Account.

     (f)  Notwithstanding the foregoing, upon a

Break in Employment, if, as of the date benefits

become distributable under Section 6.1(a), the

nonforfeitable balance in the Participant's Accounts exceeds $5,000, distribution shall be made as soon as practicable after a Break in Employment only if

the Participant consents to a distribution of the

nonforfeitable balance of his Accounts in writing.

If the Participant does not so consent (unless

Treasury Regulations otherwise provide and the

Committee adopts different rules), distribution of

the amounts payable shall be made as soon

as administratively practicable after the

Participant's death or the attainment of his Normal

Retirement Age, whichever occurs first.

     (g)  An explanation of the Participant's right

to defer distribution of the nonforfeitable balance

of his Accounts shall be provided to the Participant

no less than 30 and no more than 90 days before the

date such distribution is to be made (consistent

with such regulations as the Secretary of the

Treasury may prescribe).  Participants who defer

their distributions following termination of

employment will have the administrative expenses

associated with maintaining their Accounts deducted

directly from their Accounts.

     (h)  If the nonforfeitable balance of a terminating

Participant's Accounts is a distribution to which Sections

401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice described

in subsection (d) is given, provided that: (1) the

Committee clearly informs the Participant that the

Participant has the right to a period of at least 30

days after receiving the notice to consider the

decision of whether or not to elect a distribution

(and, if applicable, a particular distribution

option), and (2) the Participant, after receiving the

notice, affirmatively elects an immediate

distribution.

     (i)  If a terminating Participant receives a

distribution, the nonvested portion of his Accounts, if

any, shall be forfeited and his rights with respect to

the forfeited portion shall be

governed by Section 3.10.

 .2   Hardship Withdrawals from Compensation Deferral

Accounts and Company Contribution Accounts.

    (a)  Subject to the approval of the Committee and guidelines promulgated by the Committee, withdrawals from  the

Participant's Compensation Deferral Account and vested

Company Contribution Account balance may be permitted to

meet a financial hardship resulting from:

          (1)  Uninsured medical expenses previously

     incurred by the Participant, or the Participant's

     spouse or dependent or necessary to obtain such

     medical care;

          (2)  The purchase (excluding mortgage payments) of a

     principal residence of the Participant;

          (3)  The payment of tuition for the next 12 months of

     postsecondary education for the Participant, or the

     Participant's

     spouse, children or dependents;

          (4)  The prevention of eviction of the Participant

     from his principal residence, or foreclosure on the

     mortgage of the Participant's principal residence; and

          (5)  Any other event described in Treasury
     Regulations or rulings as an immediate and heavy financial need and approved by the

     Company as a reason for permitting distribution

     under this Section 6.2.


      The Committee shall determine, in a non-discriminatory

manner, whether a Participant has a financial

hardship. A distribution may be made under this

Section 6.2 only if such distribution does not exceed

the amount required to meet the immediate financial

need created by the hardship (including taxes or penalties reasonably anticipated from the distribution) and is not reasonably available from

other resources of the Participant.

     (b)  The withdrawal amount shall not in any

event exceed the value of the Participant's

Compensation Deferral Account and vested Company

Contribution Account balance as of the date

immediately following the Committee's acceptance of

the Participant's written application for a hardship

withdrawal.  In addition, except as provided

otherwise in the following sentence, the withdrawal

amount with respect to Compensation Deferral Account

shall not exceed the value of the Participant's

Compensation Deferrals to such Accounts, less

previous withdrawals and excluding earnings.

Notwithstanding the foregoing, any distribution under

this Section 6.2 may include earnings accrued to the

Participant's Compensation Deferral Account prior to

1989.  Payment of the withdrawal shall be in a single

sum no later than the end of the month following the

date on which the withdrawal is approved by the

Committee.

     (c)  If a Participant withdraws any amount from

his Account pursuant to this Section 6.2, he must

agree in writing that he shall be unable to elect

that any Compensation Deferrals or any other employee

contributions (excluding mandatory employee

contributions to a defined benefit plan) be made on

his behalf under the Plan or under any other plan

maintained by the Company or a Related Company until

one year after receipt of the withdrawal. For purposes of the preceding sentence, a plan includes any qualified plan or

nonqualified plan of deferred compensation and any

stock purchase or stock option plan, but does not

include cafeteria plans or any other health or

welfare benefit plans.  In addition, a Participant

who withdraws any amount pursuant to this Section 6.2

shall be unable to elect any Compensation Deferrals

under the Plan or under any other plan maintained by

the Company or a Related Company for the

Participant's taxable year immediately following the

taxable year of the withdrawal to any extent that

such Compensation Deferral would exceed the

applicable limit under Section 402(g) of the Code for

such taxable year, reduced by the amount of such

Participant's Compensation Deferrals for the taxable

year of the withdrawal.

     (d)  A Participant shall not be permitted to

make any withdrawals pursuant to this Section 6.2

until he has obtained all

distributions, other than hardship distributions,

and all nontaxable loans currently available under

all qualified profit sharing and retirement plans

maintained by the Company or a Related Company.

     (e)  All hardship withdrawals shall be made

in cash.  The Participant shall specify the

Investment Funds from which the amounts are

withdrawn.

     (f)  The Participant's request for a withdrawal

shall include his written statement that the need

cannot be relieved:  (i) through reimbursement or

compensation by insurance or otherwise; (ii) by

reasonable liquidation of the Participant's assets,

to the extent such liquidation would not itself cause immediate and heavy financial need; (iii) by cessation of

Compensation Deferrals under the Plan; or (iv) by

other distributions or nontaxable loans currently

available from plans maintained by the Company or a

Related Company, or by borrowing from commercial

sources on reasonable commercial terms.


 .3   Rollover Account Withdrawals.

     A Participant may withdraw all (but not part) of

his Rollover Account at any time prior to his Break

in Employment.

 .4   Qualified Domestic Relations Orders.

     Subject to the procedures established by the

Committee under Section 9.4(b), benefits may be paid

from the nonforfeitable balance of a Participant's

Accounts in accordance with a qualified domestic

relations order as defined in Section 414(p) of the

Code without regard to whether the Participant has

attained the "earliest retirement age," as defined in

Section 414(p) of the Code.


 .5   Inability to Locate Participant.

 In the case of any distribution of an Account under the

Plan, if the Committee is unable to make such payment

within three years after payment is due a Participant

or Beneficiary because it cannot locate such

Participant or Beneficiary, the Trustee shall direct

that such amount shall be forfeited and shall be used

and/or reallocated (as of the Anniversary Date

coincident with or next succeeding the expiration of

the aforesaid time limit) in the same manner as

amounts forfeited for any other reason and the assets

of the Plan shall be relieved of the liability for

such payment.  If, after such forfeiture, the

Participant or Beneficiary later claims such benefit,

such account shall be reinstated from forfeitures of

Participants in the Plan occurring during the Plan

Year in which such reinstatement occurs; provided,

however, that if such forfeitures are not sufficient

to provide such reinstatement, an additional Company

contribution shall be made for the Plan Year in which

reinstatement occurs to cover such reinstatement.

Establishment of an account through such

reinstatement shall not be deemed an

"annual addition" under Section 415 of the Code or

Article IV of the Plan.

 .6   Limitations on Distributions.

     (a)  When benefits become distributable, the

Committee shall direct the Trustee to distribute the

amount described above promptly, the payment of such

benefits to commence, notwithstanding anything to the

contrary contained herein, no later than 60 days

following the close of the later of the Plan Year in

which (1) a Participant reaches Normal Retirement

Age, (2) the Participant incurs a Break in

Employment, or (3) occurs the 10th anniversary of the

year in which the Participant commenced participation

in the Plan (unless the amount of the Participant's

benefit has not been calculated by that date or the

Participant cannot be located, in which case

distribution shall begin no later than 60 days after

the payment can be calculated or the Participant

located).

     (b)  Notwithstanding anything to the contrary

contained herein, the distribution options under the

Plan shall comply with Section 401(a)(9) of the Code

and regulations promulgated thereunder,

which are hereby incorporated by this reference as a

part of the Plan.  Accordingly, unless otherwise

permitted by law, the entire interest of each

Participant who is a five percent (5%) owner with

respect to the Plan Year in which the Participant

attains age 70-1/2 shall commence to be distributed

by April 1 of the calendar year following the

calendar year in which the Participant reaches age 70-

1/2.  Any Participant not described in the prior

sentence who has not commenced receipt of

distributions as of December 31, 1998 shall not be

required to receive distribution of his interest

until he separates from service.

Any distribution to a five percent owner pursuant to

this Section 6.6(b) shall be made in a single lump

sum or over the life of such Participant (or over the

lives of the Participant and his

Beneficiary) or over a period not extending beyond

the life expectancy of the Participant (or over a period not extending beyond the life expectancy of the Participant and his Beneficiary), provided that

the entire remaining balance shall be distributed

upon termination of employment.  If a distribution

has begun in accordance with the preceding sentence

or under this Section 6.6(b) as contained in the

prior version of the Plan, and the Participant dies

before his entire interest has been distributed to

him, the remaining portion of his interest shall be

distributed to his Beneficiary in a single lump sum.

If a Participant dies before the distribution of his

interest has begun, his entire interest shall be

distributed to his Beneficiary in a single lump sum.

For purposes of this paragraph and to the extent

permitted by law, any amount paid to a Participant's

child shall be treated as if it had been paid to the

Participant's surviving spouse if such amount will

become payable to the surviving spouse upon such

child reaching majority (or other designated event

permitted by law).


 .7   Direct Rollovers.

     (a)  This Section 6.7 applies to distributions

made on or after January 1, 1993.  Notwithstanding

any provision of the Plan to the contrary that would otherwise limit a

Distributee's election under this Section 6.7, if a

Distributee will receive an Eligible Rollover

Distribution of at least $200, the Distributee may

elect, at the time and in the manner prescribed by

the Committee, to have any portion of an Eligible

Rollover Distribution paid directly to an Eligible

Retirement Plan specified by the Distributee in a

Direct Rollover; provided, however, that a

Distributee may not elect to have an Eligible

Rollover Distribution of less than $500 paid directly

to an Eligible Retirement Plan unless the Distributee

elects to have his or her entire Eligible Rollover

Distribution paid directly to the Eligible Retirement

Plan.

(b)  Definitions.

     (1)  An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the

Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of

substantially equal periodic payments (not less frequently than annually) made for the life (or joint life expectancies) of the

Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the

Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

(iv) any other type of distribution which the Internal Revenue

Service announces (pursuant to regulation, notice or otherwise) is not an Eligible Rollover Distribution.

     (2)  An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described Section 408(b) of the Code, an

annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the

Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible

Retirement Plan is an individual retirement account or individual retirement annuity.

     (3)  A "Distributee" includes an Employee or former Employee.  In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

     (4)  A "Direct Rollover" is a payment by the Plan to the Eligible

     Retirement Plan specified by the Distributee.

                            ARTICLE VII

                           THE COMMITTEE

 .1   Members.

     A committee (hereinafter referred to as the "Committee")

shall be appointed by, and shall serve at the pleasure of, the

Board.  The Board shall appoint a member of the Committee as the

Committee Chairman.  The number of members comprising the

Committee shall be determined by the Board which may from time to time vary the number of members.  A member of the Committee may resign by delivering a written notice of resignation to the

Committee Chairman.  The Committee Chairman may resign (such office or from the Committee) by delivering a written notice of resignation to the Board.  The Board may remove any member of the

Committee (or provide that the Committee Chairman shall no longer act as such) by delivering written notice thereof to such member.

Vacancies in the membership of the Committee shall be filled promptly by the Committee Chairman with the concurrence by a majority vote of the committee, subject to annual review by the

Board.  If for any reason there is no Committee Chairman, the

Board shall promptly appoint a new Committee Chairman.


 .2   Committee Action.

     The Committee shall choose a Secretary.  The Secretary shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the

Plan.  Any action of the Committee shall be taken pursuant to the vote or written consent of a majority of its members present, and such action shall constitute the action of the Committee and be binding upon the same as if all members had joined therein.  A member of the Committee shall not vote or act upon any matter which relates solely to himself as a Participant. The Chairman or any other member or members of the Committee designated by the

Chairman may execute any certificate or other written direction on behalf of the Committee.  The Trustee or any third person dealing with the Committee may conclusively rely upon any

certificate or other written direction so signed.


 .3   Rights and Duties.

     (c)  The Company shall be the Plan Administrator (as defined in

Section 3(16)(A) of ERISA).  The Company delegates its duties under the Plan to the Committee.  The Committee shall act as the Fiduciary with respect to control and management of the Plan for purposes of ERISA on behalf of the Participants and their Beneficiaries, shall enforce the

Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

          (1)  To determine all questions relating to the eligibility of

          Employees to participate;

          (2)  To construe and interpret the terms and provisions of the

          Plan;

          (3)  To compute, certify to, and direct the Trustee with regard to the amount and kind of benefits payable to Participants and their Beneficiaries;

          (4)  To authorize all disbursements by the Trustee from the

          Trust;

          (5)  To maintain all records that may be necessary for the administration of the Plan other than those maintained by the

          Trustee;

          (6)  To provide for the disclosure of all information and the filing or provision of all reports and statements to

          Participants, Beneficiaries or governmental agencies as shall be required by ERISA or other law, other than those prepared and filed by the Trustee;

          (7)  To make and publish such rules for the regulation of the

          Plan as are not inconsistent with the terms hereof;

          (8)  To appoint a plan administrator or, any other agent, and to delegate to them or to the Trustee such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe, and to designate each such administrator or agent as Fiduciary with regard to matters delegated to him; and

          (9)  To make decisions on claims in a manner consistent with regulations of the Secretary of Labor for presentation of claims by

          Participants and Beneficiaries for Plan benefits, which shall include consideration of such claims, review of claim denials and issuance of a decision on review.  Such claims procedures shall at a minimum consist of the following:

          (A)  The Committee shall notify Participants and, where

     appropriate, Beneficiaries of their right to claim benefits under the claims procedures, shall make forms available for filing of such claims,

     and shall provide the name of the person or persons with whom such claims should be filed.

          (B)  The Committee shall establish procedures for action upon claims initially made and the communication of a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special

     circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished the claimant prior to the end of the initial

     90-day period, which notice shall indicate the reasons for the extension and the expected decision date.  The extension shall not exceed 90 days.  The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the three preceding sentences.  Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii)

     specific reference to any provisions of the Plan on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further reviewing the denial of the claim under the Plan.

               (C)  The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee.

          The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having

          60 days after receipt of denial of his claim to request such review,

          the right to review all pertinent documents and the right to submit issues and comments in writing.

               (D)  The Committee shall establish a procedure for issuance of a decision by the Committee not later than 60 days after receipt of a request for review from a claimant unless special

          circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review.  The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of the Plan on which the decision is based.

              (d)  With respect to management or control of investments, the

          Committee shall have the power to direct the Trustee in writing with respect to the investment of the Trust assets or any part thereof.  Where investment authority, management and control of

          Trust assets have been delegated to the Trustee by the Committee,

          the Trustee shall be the Fiduciary with respect to the investment,

          management and control of the Trust assets contributed by the

          Company and Participants with full discretion

          in the exercise of such investment, management and control. Except as otherwise provided by law, the Committee may appoint one or more Investment Manager(s), as defined in Section 1.2 of the Plan,

          to invest the Trust assets or any part thereof.  Where investment authority, management, and control of Trust assets is not

          specifically delegated to the Trustee, the Trustee shall be subject to the direction of the Committee or the Investment

          Manager(s) appointed by the Committee, if any, regarding the investment, management and control of such assets, and in such case the Committee, or the Investment Manager(s), as the case may be, shall be the Fiduciary with respect to the investment,

          management and control of such assets.

              (e)  Each Fiduciary under the Plan and Trust shall be solely responsible for its own acts or omissions.  Except to the extent required by ERISA or the Code, no Fiduciary shall have the duty to question whether any other Fiduciary is fulfilling any or all of the responsibilities imposed upon such other Fiduciary by ERISA or by any regulations or rulings issued thereunder.  No Fiduciary shall have any liability for a breach of fiduciary responsibility of another Fiduciary with respect to the Plan or Trust unless he knowingly participates in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or,

          through his negligence in performing his own specific fiduciary responsibilities, has enabled such other Fiduciary to commit a breach of the latter's fiduciary responsibilities.


 .4   Procedure for Establishing Funding Policy - Transmittal of Information.

      In order to enable the Committee to establish a funding

policy and perform its other functions under the Plan, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation, employment,

retirement, death, or the cause for termination of employment of each Participant and such other pertinent facts as may be

required.  The Committee shall advise the Trustee and the

Investment Manager, as appropriate, of such of the foregoing facts as may be pertinent to the duties of the Trustee and Investment

Manager under the Plan.


 .5   Other Information.

     To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require; and the Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan.

 .6   Compensation, Bonding, Expenses and Indemnity.

          (1)  The members of the Committee shall serve without

     compensation for their services hereunder.

          (2)  Members of the Committee and any delegates shall be bonded to the extent required by Section 412(a) of ERISA and the regulations thereunder.  Bond premiums and all expenses of the Committee or of any delegate who is an employee of the Company

     shall be paid by the Company and the Company shall furnish the

     Committee and any such delegate with such clerical and other assistance as is necessary in the performance of their duties.

          (3)  The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder.  Expenses and fees in connection with the administration of the Plan and the Trust shall be paid from the Trust assets to the fullest extent

     permitted by law, unless the Company determines otherwise.

          (4)  To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses,

     liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct.

     This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any by-law, agreement or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of any expenses and fees under this

     Section 7.6 shall be made only from assets of the Company and shall not be made directly or indirectly from Trust assets.


 .7   Manner of Administering.

     The Committee shall have full discretion to construe and

interpret the terms and provisions of the Plan, which

interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any

Participant or Beneficiary, except as otherwise provided by law.

The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.


 .8   Duty of Care.

     In the exercise of the powers and duties of the Committee as

Plan Administrator and Fiduciary with respect to the investment,

management and control of the Plan, each member of the Committee shall use the care, prudence, and diligence under the

circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.


 .9   Committee Report.

     The Committee shall keep the Board of Directors apprised of the investment results of the Plan and shall report any other information necessary to fully inform the Board of Directors of the status and operation of the Plan and Trust.

 .10  Section 404(c) Provisions.

     (f)  The Plan is intended to constitute a plan described in

Section 404(c) of ERISA, and the regulations thereunder.  As a result, with respect to elections described in the Plan and any other exercise of control by a Participant or his or her

Beneficiary over assets in the Participant's Accounts, such

Participant or Beneficiary shall be solely responsible for such actions and neither the Trustee, the Committee, the Company, nor any other person or entity which is otherwise a fiduciary shall be liable for any loss or liability which results from such

Participant's or Beneficiary's exercise of control.

     (g)  The Committee shall provide to each Participant or his or her Beneficiary the information described in Section 2530.404c

1(b)(2)(i)(B)(1) of the Department of Labor Regulations.  Upon

request by a Participant or his or her Beneficiary, the Committee

shall provide the information described in Section 2530.404c

1(b)(2)(i)(B)(2) of the Department of Labor Regulations.

     (h)  The Committee shall take such actions and establish such procedures as it deems necessary to ensure the confidentiality of information relating to the purchase, sale, and holding of IGT

Stock, and the exercise of voting, tender and similar rights with respect to such stock by a Participant or his or her Beneficiary.

Notwithstanding the foregoing, such information may be disclosed to the extent necessary to comply with applicable state and federal laws.

     (i)  In the event of a tender or exchange offer with respect to the Company, or in the event of a contested election with respect to the Board of Directors, the Company shall, at its own

expense, appoint an independent fiduciary to carry out the

Committee's administrative functions with respect to the IGT

Stock Fund.

Such independent fiduciary shall not be an "affiliate" of the

Company as such term is defined in Section 2530.404c-1(e)(3) of the Department of Labor Regulations.

     (j)  The Committee may take such other actions or implement such other procedures as it deems necessary or desirable in order that the Plan comply with Section 404(c) of ERISA.


 .11  Expenses of Plan and Trust.

      Expenses of administering the Plan and Trust shall, unless paid by the Company, be paid from the Trust.

                             ARTICLE VIII

                       AMENDMENT AND TERMINATION

 .1   Amendments.

     The Company shall have the right to amend or modify the Plan by resolution of the Board of Directors and to amend or cancel any amendments.  In addition, the Committee shall have the

authority to amend the Plan in any manner which is necessary to maintain the qualification and tax exempt status of the Plan under the Code and ERISA, and the authority to adopt any other amendment to the Plan which (1) does not have the effect of increasing the liability of the Company in a manner which would cause a

significant detriment to the Company and (2) does not

significantly increase the benefits payable to any Committee member, except in his capacity as a member of a broad class of employees for whom benefits are being increased.  Any amendment shall be stated in an instrument in writing, executed in the same manner as the Plan.  Except as may be required to permit the Plan and Trust to meet the requirements for qualification and tax exemption under the Code, or the corresponding provisions of other or subsequent revenue laws or of ERISA, no amendment may be made which may:

     (k)  Cause any of the assets of the Trust, at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries;

     (l)  Decrease the accrued benefit of any Participant or

Beneficiary within the meaning of Section 411(d)(6) of the Code;

     (m)  Create or effect any discrimination in favor of Participants who are Highly Compensated Employees; and

     (n)  Increase the duties or liabilities of the Trustee without its written consent.

       If the Plan's vesting schedule is amended or the Plan is

amended in any way that directly or indirectly affects the

computation of a Participant's nonforfeitable percentage, each

Participant with at least 3 Years of Vesting Service (computed without regard to any minimum age requirement and including Years of Vesting Service, if any, disregarded pursuant to Article V) may elect to have his nonforfeitable percentage computed under the

Plan without regard to such amendment or change.  For Participants who do not have at least 1 Hour of Service in any Plan Year

beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where such language appears.  The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end 60 days after the latest of the date on which:

          (1)  the amendment is adopted;

          (2)  the amendment becomes effective; or

          (3)  the Participant is issued written notice of the amendment by the Company.


 .2   Discontinuance of Plan.

     (o)  It is the Company's expectation that the Plan and the payment of contributions hereunder will be continued

indefinitely, but continuance of the Plan by the Company is not assumed as a contractual obligation, and the Company reserves the right to permanently discontinue contributions hereunder.  In the event of the complete discontinuance of contributions by the

Company, the entire interest of each Participant affected thereby shall immediately become 100% vested.  The Company shall not be liable for the payment of any benefits under the Plan and all benefits hereunder shall be payable solely from the assets of the

Trust.

     (p)  The Company may terminate the Plan at any time.  Upon complete termination or partial termination of the Plan, the entire interest of each of the affected Participants shall become

100% vested.  The Trustee shall thereafter, upon direction of the

Committee, distribute to the Participants the amounts in such

Participant's Accounts in the same manner as set forth in Article

VI, subject, where appropriate, to Section 403(d)(1) of ERISA and regulations of the Secretary of Labor thereunder as may affect allocation of assets upon termination of the Plan.


 .3   Failure to Contribute.

     Any failure by the Company to contribute to the Trust in any year when no contribution is required under the Plan shall not of itself be a discontinuance of contributions under the Plan.


 .4   Plan Merger or Consolidation; Transfer of Plan Assets.

     (q)  The Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan

unless each Participant in the Plan (if the Plan then terminated)

would receive a benefit immediately after the merger,

consolidation or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the

Plan had been terminated).  Where the foregoing requirement is satisfied, the Plan and its related Trust may be merged or

consolidated with another qualified plan and trust.

     (r)  The Committee may, in its discretion, authorize a plan to plan transfer, provided such a transfer will meet the

requirements of Section 414(l) of the Code and that all other actions legally required are taken. In the event of a transfer of assets from the Plan pursuant to this subsection, any

corresponding benefit liabilities shall also be transferred.

                            ARTICLE IX

                           MISCELLANEOUS

 .1   Contributions Not Recoverable.

     Except where contributions or earnings are required to be

returned to the Company by the provisions of the Plan as permitted or required by ERISA or the Code, it shall be impossible for any part of the contributions made under the Plan (or earnings with respect thereto) to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

Notwithstanding this or any other provision of the Plan, the

Company shall be entitled to recover, and the Participants under the Plan shall have no interest in (a) any contributions made under the Plan by mistake of fact, so long as the contribution is returned within one year after payment and (b) any contributions for which deduction is disallowed under Section 404 of the Code,

so long as the contributions are returned to the Company within one year following such disallowance or as permitted or required by the Code or ERISA.

In the event of such mistake of fact or disallowance of

deductions, contributions shall be returned to the Company,

subject to the limitations, if any, of Section 403(c) of ERISA.

All contributions to the Plan (other than rollover contributions)

are conditioned upon the deductibility of the contributions under

Code Section 404.


 .2   Limitation on Participant's Rights.

     Participation in the Plan shall not give any Employee the

right to be retained as an Employee of the Company or any right or interest under the Plan other than as herein provided.  The

Company reserves the right to dismiss any Employee without any liability for any claim either against the Trustee, the Trust except to the extent provided in the Trust, or against the

Company.  All benefits under the Plan shall be provided solely from the assets of the Trust.


 .3   Receipt or Release.

     Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the

Committee, and the Company.  The Trustee may require such

Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.


 .4   Alienation.

     (s)  None of the benefits, payments, proceeds or claims of any

Participant or Beneficiary shall be subject to any claim of any creditors and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor,

nor shall any such Participant or Beneficiary have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which such Participant or

Beneficiary may expect to receive, contingently or otherwise, under the Plan.

     (t)  Notwithstanding subsection (a), the right to benefits payable with respect to a Participant pursuant to a "qualified domestic relations order" (within the meaning of Code Section 414(p))

may be created, assigned or recognized.  The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.  In the event a qualified domestic relations order exists with respect to a benefit payable under the Plan, the benefits otherwise payable to a Participant or Beneficiary shall be payable to the alternate payee specified in the qualified domestic relations order.

In addition, anything in the Plan to the contrary notwithstanding, the

Committee shall follow any distribution requirement contained in a

"qualified domestic relations order" (within the meaning of Code

Section 414(p)) which provides for an earlier lump sum distribution than would otherwise be permitted under the Plan.

     (u)  Notwithstanding subsection (a), a loan described in Section

9.11 of the Plan, shall not be considered a violation of this

Section 9.4.

     (v)  Notwithstanding subsection (a), the Plan may offset against the Account(s) of a Participant any amount that the Participant is ordered or required to pay under a judgment, order, decree or settlement agreement described in ERISA Section 206(d)(4), subject to the joint and survivor requirements of ERISA Section

206(d)(4)(C) and ERISA Section 206(d)(5), if applicable.


 .5   Persons Under Incapacity.

      In the event any amount is payable under the Plan to a

person for whom a conservator has been legally appointed, the payment shall be distributed to the duly appointed and currently acting conservator, without any duty on the part of the Committee to supervise or inquire into the application of any funds so paid.


 .6   Governing Law.

     The Plan shall be construed, administered, and governed in all respects under applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of

Nevada; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan's remaining qualified within the meaning of Section 401(a) of the Code. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the

remaining provisions hereof shall continue to be fully effective.


 .7   Headings, etc. Not Part of Plan.

     Headings and subheadings in the Plan are inserted for

convenience of reference only and are not to be considered in the construction of the provisions hereof.


 .8   Masculine Gender Includes Feminine and Neuter.

     As used in the Plan, the masculine gender shall include the feminine gender.


 .9   Instruments in Counterparts.

     The Plan may be executed in several counterparts, each of

which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be

sufficiently evidenced by any one counterpart.


 .10  Successors and Assigns; Reorganization of Company.

     The Plan shall inure to the benefit of, and be binding upon the parties hereto and their successors and assigns.  If the

Company merges or consolidates with or into a successor, the Plan shall continue in effect unless the successor terminates the Plan.


 .11  Loans to Participants.

     (a)  Each Participant shall have the right, subject to prior approval by the Committee, to borrow from his Accounts.

Application for a loan must be submitted by a Participant to the

Committee on such form(s) as the Committee may require.  Approval shall be granted or denied as specified in subsection (b), on the terms specified in subsection (c).  For purposes of this Section

9.11, but only to the extent required by Department of Labor

Regulations Section 2550.408b-1, the term "Participant" shall include any Employee, former Employee, Beneficiary or alternate payee under a qualified domestic relations order, as defined in

Section 414(p) of the Code, who is a party in interest and has an interest in the Plan that is not contingent.

     (b)  The Committee shall grant any loan which meets each of the requirements of paragraphs (1), (2) and (3) below:

          (1)  The amount of the loan, when added to the outstanding balance of all other loans to the Participant from the Plan or any other qualified plan of the Company or any Related Company,

     shall not exceed the lesser of:

               (A)  $50,000, reduced by the excess, if any, of a

          Participant's highest outstanding balance of all loans from the Plan or any other qualified plan maintained by the Company or any

          Related Company during the preceding 12 months over the outstanding balance of such loans on the loan date, or

               (B)  50% of the value of the vested balance of the Participant's

          Accounts established as of the Anniversary Date preceding the date upon which the loan is made;

          (2)  The loan shall be for at least $1,000; and

          (3)  The Participant pays the administrative fees associated with the loan.

     (c)  Each loan granted shall, by its terms, satisfy each of the following additional requirements:

          (1)  Each loan must be repaid within five years;

          (2)  Each loan must require substantially level amortization over the term of the loan, with payments not less frequently than

     quarterly; and

          (3)  Each loan must be adequately secured, with the security to consist of the balance of the Participant's Accounts.

               (A)  In the case of any Participant who is an active Employee,

          automatic payroll deductions shall be required as additional security.

               (B)  In the case of any other Participant, the outstanding loan balance may at no time exceed 50% of the outstanding vested balance of the Participant's Accounts.  If such limit is at any time exceeded, or if the Participant fails to make timely

          repayment, the loan will be treated as in default and become immediately payable in full.

               (C)  If a Participant's loan is secured by the Participant's

          Accounts, the investment gain or loss attributable to the loan shall not be included in the calculation or allocation of the increase or decrease in fair market value of the general assets of the Plan pursuant to Section 3.5.  Instead, the entire gain or loss (including any gain or loss attributable to interest payments or default) shall be allocated to the Accounts of the Participant.

          (4)  Each loan shall bear reasonable rate of interest, which rate shall be established by the Committee from time to time and shall in no event be less than 1% over the prime rate.

      (d)  All loan payments shall be transmitted by the Company to the

Trustee as soon as practicable but not later than the date of transmittal to the Trustee of Compensation Deferrals withheld during the month during which such loan amounts were received or withheld.  Each loan may be prepaid in full at any time.  Partial prepayments are not permitted.  Any prepayment shall be paid directly to the Trustee in accordance with procedures adopted by the Committee.

     (e)  Each loan shall be evidenced by a promissory note executed by the Participant and payable in full to the Trustee, not later than the earliest of (1) a fixed maturity date meeting the requirements of subsection (c)(1) above, (2) the Participant's death, or (3) the termination of the Plan.  Such promissory note shall evidence such terms as are required by this Section 9.11.

     (f)  The Committee shall have the power to modify the above rules or establish any additional rules with respect to loans extended pursuant to this Section 9.11.  Such rules may be included in a separate document or documents and shall be considered a part of the Plan; provided, each rule and each loan shall be made only in accordance with the regulations and rulings of the Internal

Revenue Service and Department of Labor and other applicable state or federal law.  The Committee shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this Section 9.11 have been met.


 .12  Top-Heavy Plan Requirements.

     For any Plan Year for which the Plan is a Top-Heavy Plan, as defined in Section B.3 of Appendix B, attached hereto, and despite any other provisions of the Plan to the contrary, the Plan will be subject to the provisions of Appendix B.

     IN WITNESS WHEREOF, the undersigned has caused this document to be executed by its duly authorized officer on this 2nd day of

April, 1999.





                              INTERNATIONAL GAME TECHNOLOGY

                                By: /s/ Randy Kirner

                                Print Name:  Randy Kirner

                                Its:  Vice President Human Resources

                            APPENDIX A

                      ANNUAL ADDITION LIMITS



     Article IV of the Plan shall be construed in accordance with this Appendix A.  Unless the context clearly requires otherwise,

words and phrases used in this Appendix A shall have the same meanings that are assigned to them under the Plan.

A.1  Definitions.

     As used in this Appendix A, the following terms shall have the meanings specified below.


     "Annual Additions" shall mean the sum credited to a

Participant's Accounts for any Plan Year of (a) Company

contributions, (b) voluntary contributions, (c) forfeitures

allocated to the Participant's Accounts in accordance with Section

3.10 of the Plan, (d) amounts credited after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the

Code which is part of a Defined Benefit Plan maintained by the

Company, and (e) amounts derived from contributions paid or

accrued after December 31, 1985, in taxable years ending after such date, which are attributable to postretirement medical

benefits allocated to the separate account required with respect to a key employee (as defined in Section B.2(e) of Appendix B to the Plan) under a welfare benefit plan (as defined in Section

419(e) of the Code) maintained by the Company.

     "Defined Benefit Plan" means a plan described in Section

414(k)(1) of the Code.

       "Defined Contribution Plan" means a plan described in

Section 414(k)(1) of the Code.

       "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the projected annual benefit (determined as of the close of the relevant Plan Year) of the Participant under all Defined Benefit Plans maintained by one or more Related

Companies, and the denominator of which is the lesser of (a) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Plan Year, or

(b) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to the Participant for the Plan Year.

     "Defined Contribution Plan Fraction" shall mean a fraction,

the numerator of which is the sum of the annual additions to a

Participant's accounts under all Defined Contribution Plans

maintained by one or more Related Companies, and the denominator of which is the sum of the lesser of (a) or (b) for such Plan Year and for each prior Plan Year of service with one or more Related

Companies, where (a) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year (determined without regard to Section 415(c)(6)

of the Code), and (b) is the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B)

of the Code (or Section 415(c)(7) of the Code, if applicable) with respect to the Participant for the Plan Year. Solely for purposes of this definition, contributions made directly by an Employee to a Defined Benefit Plan which maintains a qualified cost-of-living arrangement as such term is defined in Section 415(k)(2) shall be treated as Annual Additions. Notwithstanding the foregoing, the numerator of the Defined Contribution Plan Fraction shall be adjusted pursuant to Treasury Regulations 1.415-7(d)(1), Questions

T-6 and T-7 of Internal

Revenue Service Notice 83-10, and Questions Q-3 and Q-14 of

Internal Revenue Service Notice 87-21.

     "Section 415 Compensation" shall mean a Participant's wages,

as defined in Code Section 3401, and as adjusted in accordance with Treas. Regs. Section 1.415-2(d)(11).  Compensation for any

limitation year is the compensation actually paid or includable in gross income during such year.


A.2  Annual Addition Limitations.

     (a)  The compensation limitation of Section 4.1 of the Plan shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2)) after separation from service which is treated as an Annual Addition.  In the event that Annual

Additions to all the accounts of a Participant would exceed the limitations of Section 4.1 of the Plan, they shall be reduced in the following priority: (1) return of voluntary contributions to the Participant; (2) reduction of Company contributions.

     (b)  If any Company or any Related Company contributes

amounts, on behalf of Participants covered by the Plan, to other

Defined Contribution Plans, the limitation on Annual Additions provided in Article IV of the Plan shall be applied to Annual

Additions in the aggregate to the Plan and such other plans.

Reduction of Annual Additions, where required, shall be

accomplished by first refunding any voluntary contributions to

Participants, then by reducing contributions under such other plans pursuant to the directions of the fiduciary for

administration of such other plans or under priorities, if any,

established by the terms of such other plans, and then, if

necessary, by reducing contributions under the Plan. Reduction of contributions to or benefits from all plans, where required, shall be accomplished by first reducing benefits under such other

Defined Benefit Plan or plans, then by allocating any excess in the manner set out above with respect to the Plan, and finally by reducing contributions or allocating any excess contributions with respect to other Defined Contribution Plans, if any; provided,

however, that adjustments necessary under this or the next

preceding paragraph may be made in a different manner and priority pursuant to the agreement of the Committee and the administrators of all other plans covering such Participant, provided such

adjustments are consistent with procedures and priorities

prescribed by Treasury Regulations under Section 415 of the Code.

     (c)  In any case where a Participant under the Plan is also a participant under a Defined Benefit Plan or a Defined Benefit Plan and other Defined Contribution Plans maintained by the Company or a Related Company, the sum of the Defined Benefit Plan Fraction

and the Defined Contribution Plan Fraction shall not exceed 1.0.

     (d)  In the event the limitations of Section 4.1 of the Plan or this Appendix A are exceeded and the conditions specified in

Treasury Regulations 1.415-6(b)(6) are met, the Committee may

elect to apply the procedures set forth in Treasury Regulations

1.415-6(b)(6), all of which Treasury Regulations are

incorporated herein by this reference.

                           APPENDIX B

                      TOP-HEAVY PROVISIONS



    Section 9.13 of the Plan shall be construed in accordance

with this Appendix B.  Definitions in this Appendix B shall

govern for the purposes of this Appendix B.  Any other words and phrases used in this Appendix B, however, shall have the same meanings that are assigned to them under the Plan, unless the context clearly requires otherwise.


B.1  General.

     This Appendix B shall be effective for Plan Years beginning on or after January 1, 1984.  This Appendix B shall be interpreted in accordance with Section 416 of the Code and the regulations thereunder.


B.2  Definitions.

     (a)  The "Benefit Amount" for any Employee means (1) in the case of any defined benefit plan, the present value of his normal retirement benefit, determined on the Valuation Date as if the

Employee terminated on such Valuation Date, plus the aggregate amount of distributions made to such Employee within the fiveyear period ending on the Determination Date (except to the extent already included on the Valuation Date) and (2) in the case of any defined contribution plan, the sum of the amounts credited, on the

Determination Date, to each of the accounts maintained on behalf of such Employee (including accounts reflecting any nondeductible employee contributions) under such plan plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date.  For purposes of this Section

B.2, the present value shall be computed using a 5% interest assumption and the mortality assumptions contained in the defined benefit plan for benefit equivalence purposes, provided that, if more than one defined benefit plan is being aggregated for top-

heavy purposes, the actuarial assumptions which shall be used for testing topheaviness are those of the plan with the lowest

interest assumption, provided further that if the lowest interest assumption is the same for two or more plans, the actuarial

assumptions used shall be that of the plan with the greatest value of assets on the applicable date.

     (b)  "Company" means any company (including unincorporated organizations) participating in the Plan or plans included in the

"aggregation group" as defined in this Appendix B.

     (c)  "Determination Date" means the last day of the preceding

Plan Year or, in the case of the first Plan Year of the Plan, the last day of the Plan Year.

     (d)  "Employees" means employees, former employees,

beneficiaries, and former beneficiaries who have a Benefit Amount greater than zero on the Determination Date.

     (e)  "Key Employee" means any Employee who, during the Plan

Year containing the Determination Date or during the four

preceding Plan Years, is:

          (1)  one of the ten Employees of a Company having annual

     compensation from such Company of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the

     Code) both more than a 1/2% interest and the largest

     interests in such Company (if two Employees have the same

     interest the Employee having the greater annual compensation from the Company shall be treated as having a larger

     interest);

          (2)  a 5% owner of a Company;

          (3)  a 1% owner of a Company who has an annual

     compensation above $150,000; or

          (4)  an officer of a Company having an annual

     compensation greater than 50% of the amount in effect under

     Section 415(b)(1)(A) of the Code for any such Plan Year

     (however, no more than the lesser of (A) 50 employees or (B)

     the greater of 3 employees or 10% of the Company's employees shall be treated as officers).  For purposes of

determining the number of employees taken into account under this

Section B.2(e)(4), employees described in Section 414(q)(5) of the

Code shall be excluded.

     (f)  A "Non-Key Employee" means an Employee who is not a Key

Employee.

     (g)  "Valuation Date" means the first day (or such other date which is used for computing plan costs for minimum funding

purposes) of the 12-month period ending on the Determination Date.

     (h)  A "Year of Service" shall be calculated using the Plan rules that normally apply for determining vesting service.

     These definitions shall be interpreted in accordance with

Section 416(i) of the Code and the regulations thereunder and such rules are hereby incorporated by reference.  The term "Key

Employee" shall not include any officer or employee of an entity referred to in Section 414(d) of the Code.  For the purpose of this subsection, "compensation" shall mean compensation as defined in Section 414(q)(4) of the Code and shall be determined without regard to Sections 125, 402(a)(8), 402(h)(1)(B) or, in the case of employer contributions made pursuant to a salary reduction

agreement, Section 403(b).


B.3  Top-Heavy Definition.

     The Plan shall be top-heavy for any Plan Year if, as of the

Determination Date, the "top-heavy ratio" exceeds 60%.  The top heavy ratio is the sum of the Benefit Amounts for all employees who are Key Employees divided by the sum of the Benefit Amounts for all Employees.  For purposes of this calculation only, the following rules shall apply:

     (a)  The Benefit Amounts of all Non-Key Employees who were

Key Employees during any prior Plan Year shall be disregarded.

     (b)  The Benefit Amounts of all employees who have not

performed any services for any Company at any time during the five-

year period ending on the Determination Date shall be disregarded;

provided, however, if an Employee performs no services for five years and then again performs services, such Employee's Benefit

Amount shall be taken into account.

     (c)  (1)  Required Aggregation.  This calculation shall be made by aggregating any plans, of the Company or a Related

     Company, qualified under Section 401(a) of the Code in which a Key Employee participates or which enables the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; all plans so aggregated constitute the "aggregation group."

          (2)  Permissive Aggregation.  The Company may also

     aggregate any such plan to the extent that such plan, when aggregated with this aggregation group, continues to meet the requirements of Section 401(a)(4) and Section 410 of the

     Code.

     If an aggregation group includes two or more defined benefit plans, the actuarial assumptions used in determining an

Employee's Benefit Amount shall be the same under each defined benefit plan and shall be specified in such plans.  The

aggregation group shall also include any terminated plan which covered a Key-Employee and which was maintained within the five year period ending on the Determination Date.

     (d)  This calculation shall be made in accordance with

Section 416 of the Code (including 416(g)(3)(B) and (g)(4)(A)) and the regulations thereunder and such rules are hereby incorporated by reference.  For purposes of determining the accrued benefit of a Non-Key Employee who is a Participant in a defined benefit plan,

this calculation shall be made using the method which is used for accrual purposes for all defined benefit plans of the Company, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section

411(b)(1)(C) of the Code.


B.4  Vesting.

     Notwithstanding the vesting provisions of the Plan, if the

Plan is top-heavy for any Plan Year, any Participant who completes one Hour of Service during any day of such Plan Year or any

subsequent Plan Year and who terminates during any day of such

Plan Year or any subsequent Plan Year shall be entitled to a vested benefit which is the greater of his vested interest

pursuant to Section 5.2 of the Plan, or a vested interest at least equal to the product of (x) the benefit such Participant would receive under the Plan if he was 100% vested on the date of such termination times (y) the percentage shown below:


            Number of Completed
              Years of Service            Percentage
                    2                       20%

                    3                       40%

                    4                       60%

                    5                       80%

                    6                      100%



    Notwithstanding the foregoing, the nonforfeitable percentage of  a Participant's benefit under the Plan shall not be less than that  determined under the Plan without regard to  the  preceding vesting  schedule.  Such benefit shall be payable  in  accordance with  the provisions of the Plan regarding payments to terminated

Participants.

     Notwithstanding the preceding paragraph, if the Plan is no longer top-heavy in a Plan Year following a Plan Year in which it was top-heavy, a Participant's vesting percentage shall be

computed under the vesting schedule that otherwise exists under the Plan.  However, in no event shall a Participant's vested percentage in his accrued benefit be reduced.  In addition, a

Participant shall have the option of remaining under the vesting schedule set forth in this Section B.4 if he has completed three years of Vesting Service.  The period for exercising such option shall begin on the first day of the Plan Year for which the Plan is no longer top-heavy and shall end 60 days after the later of such first day or the day the Participant is issued written notice of such option by the Company or the Committee.

B.5  Minimum Benefits or Contributions, Compensation Limitations

and Section 415 Limitations.

     If the Plan is top-heavy for any Plan Year, the following

provisions shall apply to such Plan Year:

     (a)  (1)   Except to the extent not required by Section 416

     of the Code or any other provision of law, notwithstanding any other provision of the Plan, if the Plan and all other

plans which are part of the aggregation group are defined

contribution plans, each Participant (and any other Employee required by Section 416 of the Code) other than Key Employees shall receive an allocation of employer contributions and

forfeitures from a plan which is part of the aggregation

group at least equal to 3% (or, if lesser, the largest

percentage allocated to any Key Employee for the Plan Year)

of such Participant's compensation for such Plan Year (the

"defined contribution minimum").  For purposes of this

subsection, salary reduction contributions on behalf of a Key

Employee must be taken into account.  For purposes of this

subsection, a non-Key Employee shall be entitled to a

contribution if he is employed on the last day of the Plan

Year (i) regardless of his level of compensation, (ii)

without regard to whether he has made any mandatory

contributions required under the Plan, and (iii) regardless

of whether he has less than 1,000 Hours of Service (or the

equivalent) for the accrual computation period.

    (2)  Except to the extent not required by Section 416

of the Code or any other provision of law, notwithstanding

any other provisions of the Plan, if the Plan or any other

plan which is part of the aggregation group is a defined

benefit plan each

     Participant who is a participant in any such defined

benefit plan (who is not a Key Employee) who accrues a full

Year of Service during such Plan Year shall be entitled to an annual normal retirement benefit from a defined benefit plan which is part of the aggregation group which shall not be

less than the product of (i) the employee's average

compensation for the five consecutive years when the

employee had the highest aggregate compensation and (ii) the lesser of 2% per Year of Service or 20% (the "defined benefit minimum").  A Non-Key Employee shall not fail to accrue a

benefit merely because he is not employed on a specified date or is excluded from participation because

(i) his compensation is less than a stated minimum or

(ii) he fails to make mandatory employee contributions.  For purposes of calculating the defined benefit minimum,

(i) compensation shall not include compensation in Plan Years after the last Plan Year in which the Plan is topheavy and

(ii) a Participant shall not receive a Year of Service in any

Plan Year before January 1, 1984 or in any Plan Year in which the Plan is not top-heavy.  This defined benefit minimum

shall be expressed as a life annuity (with no ancillary

benefits) commencing at normal retirement age. Benefits paid in any other form or time shall be the actuarial equivalent

(as provided in the plan for retirement benefit equivalence

purposes) of such life annuity.  Except to the extent not

required by Section 416 of the Code or any other provisions

of law, each Participant (other than Key Employees) who is

not a participant in any such defined benefit plan shall

receive the defined contribution minimum (as defined in

paragraph (a)(1) above).

     (3)  If a non-Key Employee is covered by plans described

in both paragraphs (1) and (2) above, he shall be entitled

only to the minimum described in paragraph (1), except that

for the purpose of paragraph (1) "3% (or, if lesser, the

largest percentage allocated to any key employee for the Plan

Year)" shall be replaced by "5%". Notwithstanding the

preceding sentence, if the accrual rate under the plan

described in (2) would comply with this Section B.5 absent

the modifications required by this

     Section, the minimum described in paragraph (1) above shall not be applicable.

     (b)  For purposes of this Section, "compensation" shall mean all earnings included in the Employee's Form W-2 for the calendar year that ends within the Plan Year, not in excess of $150,000,

adjusted at the same time and in the same manner as under Section

415(d) of the Code.

     (c)  (1)  Unless the Plan qualifies for an exception under

     Section B.5(c)(2), "1.0" shall be substituted for "1.25" in the definitions of Defined Benefit Plan Fraction and Defined

     Contribution Plan Fraction used in Appendix A to the Plan.

          (2)  A Plan qualifies for an exception from the rule of

     Section B.5(c)(1) if the Benefit Amount of all Employees who

     are Key Employees does not exceed 90% of the sum of the

     Benefit Amounts for all Employees and one of the following requirements is met:

               (A)  A defined benefit minimum of 3% per Year of

          Service (up to 30%) is provided;

               (B)  For Participants covered only by a defined

          contribution plan, a defined contribution minimum of 4%

          is provided;

               (C)  For Participants covered by both types of

          plans, benefits from the defined contribution minimum

          are comparable to the 3% defined benefit minimum;

               (D)  The plan provides a floor offset where the

          floor is a 3% defined benefit minimum; or



              (E)  A defined contribution minimum of 7-1/2% of

          compensation is provided for any non-Key Employee who

          is covered under both a defined benefit plan and a

          defined contribution plan (each of which is top-heavy)

          of a Company.